          As filed with the Securities and Exchange Commission on April 30, 2003
                                                      1933 Act File No. 33-74668
                                                      1940 Act File No. 811-8326

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 18
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 19


                         MFS(R) VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


     |X| immediately upon filing pursuant to paragraph (b) |_| on [DATE] pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [DATE] pursuant to paragraph (a)(i)
     |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [DATE] pursuant to paragraph (a)(ii) of rule 485.


     If appropriate, check the following box:

     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2003                                                        INITIAL CLASS

--------------------------------------------------------------------------------

This Prospectus describes each of the 15 series offering Initial Class shares of the MFS Variable Insurance Trust (referred to as the trust):

 1. MFS BOND SERIES seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital (referred to as the Bond Series).

 2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).

 3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

 4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).

 5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).

 6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

 7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).

 8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

 9. MFS MONEY MARKET SERIES seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity (referred to as the Money Market Series).

10. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

11. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).

12. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).

13. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

14. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

15. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS                                                           PAGE

I     Expense Summary                                                          1

II    Risk Return Summary                                                      3

       1.  Bond Series                                                         3

       2.  Capital Opportunities Series                                        7

       3.  Emerging Growth Series                                             10

       4.  Global Equity Series                                               13

       5.  High Income Series                                                 16

       6.  Investors Growth Stock Series                                      19

       7.  Investors Trust Series                                             21

       8.  Mid Cap Growth Series                                              24

       9.  Money Market Series                                                27

      10.  New Discovery Series                                               29

      11.  Research Series                                                    32

      12.  Strategic Income Series                                            34

      13.  Total Return Series                                                39

      14.  Utilities Series                                                   44

      15.  Value Series                                                       49

III   Certain Investment Strategies and Risks                                 51

IV    Management of the Series                                                51

V     Description of Shares                                                   52

VI    Other Information                                                       52

VII   Financial Highlights                                                    53

      Appendix A -- Investment Techniques and Practices                      A-1

    The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.


I   EXPENSE SUMMARY

-   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

    ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                               CAPITAL      EMERGING        GLOBAL          HIGH         INVESTORS
                                                BOND       OPPORTUNITIES     GROWTH         EQUITY         INCOME      GROWTH STOCK
                                               SERIES          SERIES        SERIES         SERIES         SERIES         SERIES
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Management Fee                              0.60%          0.75%          0.75%          1.00%          0.75%          0.75%
    Other Expenses                              0.32%          0.18%          0.11%          1.10%          0.15%          0.13%
    Total Annual Series Operating Expenses      0.92%          0.93%          0.86%          2.10%          0.90%          0.88%
        Expense Reimbursement                  (0.17)%(2)     (0.03)%(2)       N/A          (0.95)%(2)      0.00%(2)        N/A
        Net Expenses(1)                         0.75%          0.90%          0.86%          1.15%          0.90%          0.88%

                                              INVESTORS       MID CAP         MONEY          NEW                         STRATEGIC
                                                TRUST         GROWTH         MARKET        DISCOVERY      RESEARCH        INCOME
                                               SERIES         SERIES         SERIES         SERIES         SERIES         SERIES
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Management Fee                              0.75%           0.75%         0.50%          0.90%          0.75%          0.75%
    Other Expenses                              0.13%           0.16%         0.29%          0.15%          0.12%          0.35%
    Total Annual Series Operating Expenses      0.88%           0.91%         0.79%          1.05%          0.87%          1.10%
        Expense Reimbursement                    N/A             N/A         (0.19)%(2)       N/A            N/A          (0.20)%(2)
        Net Expenses(1)                         0.88%           0.91%         0.60%          1.05%          0.87%          0.90%

                                                TOTAL
                                                RETURN       UTILITIES       VALUE
                                                SERIES         SERIES        SERIES
                                            -------------  -------------  -------------
    Management Fee                              0.75%          0.75%          0.75%
    Other Expenses(1)                           0.11%          0.19%          2.19%
    Total Annual Series Operating Expenses      0.86%          0.94%          2.94%
        Expense Reimbursement                    N/A            N/A          (2.04)%(2)
        Net Expenses(1)                         0.86%          0.94%          0.90%


    ----------
    (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

        0.85% for Emerging Growth Series
        0.87% for Investors Growth Stock Series
        1.04% for New Discovery Series
        0.86% for Research Series
        0.93% for Utilities Series

    (2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series' "Other Expenses" are currently below 0.15% and the series is reimbursing MFS). This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.

-   EXAMPLE OF EXPENSES--INITIAL CLASS

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

        The examples assume that:

        - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;


        - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


        - The series' operating expenses remain the same, except that for the Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Money Market Series, Strategic Income Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).


        Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                     PERIOD
                                          ----------------------------------------------------------
                                          1 YEAR           3 YEARS          5 YEARS         10 YEARS
    ------------------------------------------------------------------------------------------------
    Bond Series                            $ 77            $  276           $  493            $1,116
    Capital Opportunities Series             92               293              512             1,140
    Emerging Growth Series                   88               274              477             1,061
    Global Equity Series                    117               566            1,041             2,356
    High Income Series                       92               287              498             1,108
    Investors Growth Stock Series            90               281              488             1,084
    Investors Trust Series                   90               281              488             1,084
    Mid Cap Growth Series                    93               290              504             1,120
    Money Market Series                      61               233              420               960
    New Discovery Series                    107               334              579             1,283
    Research Series                          89               278              482             1,073
    Strategic Income Series                  92               330              587             1,322
    Total Return Series                      88               274              477             1,061
    Utilities Series                         96               300              520             1,155
    Value Series                             92               717            1,367             3,115

II  RISK RETURN SUMMARY

    Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


    1:  BOND SERIES


-   INVESTMENT OBJECTIVES

    The series' investment objective is primarily to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. These objectives may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities), and

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

    While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    -   futures and forward contracts,

    - options on futures contracts, foreign currencies, securities and bond indices,

    -   structured notes and indexed securities, and

    -   swaps, caps, floors and collars.

    Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   LOWER RATED BONDS RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    -   DERIVATIVES RISK:

        - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996           2.09%
    1997          10.14%
    1998           6.79%
    1999          (1.56%)
    2000           9.21%
    2001           8.71%
    2002           8.92%

        During the period shown in the bar chart, the highest quarterly return was 3.96% (for the calendar quarter ended September 30, 1997) and the lowest quarterly return was (2.65)% (for the calendar quarter ended March 31, 1996).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                       1 YEAR        5 YEAR        LIFE*
    Bond Series--Initial Class Shares                   8.92%         6.33%        6.52%
    Lehman Brothers Government/Credit Index**+         11.04%         7.62%        7.52%


    ----------
    * Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2002. Index returns are from November 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER

    William J. Adams is the portfolio manager of the series. Mr. Adams, a Vice President of the adviser, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the series effective August 1, 2000.

    2:  CAPITAL OPPORTUNITIES SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[CHART]

    1997        26.47%
    1998        26.80%
    1999        47.42%
    2000        (3.66%)
    2001       (23.48%)
    2002       (29.69%)

        During the period shown in the bar chart, the highest quarterly return was 27.90% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                 1 YEAR          5 YEAR          LIFE*
    Capital Opportunities Series--Initial Class Shares           (29.69)%        (0.63)%         4.61%
    Standard & Poor's 500 Stock Index**+                         (22.09)%        (0.58)%         6.67%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2002. Index returns are from August 1, 1996.

    ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    +   Source: Standard and Poor's Micropal, Inc.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER


    The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    3:  EMERGING GROWTH SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    - early in their life cycle but which have the potential to become major enterprises, or

    - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

    Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.


    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        -   have limited product lines, markets and financial resources

        -   are dependent on management by one or a few key individuals

        - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996        17.02%
    1997        21.90%
    1998        34.16%
    1999        76.71%
    2000       (19.61%)
    2001       (33.49%)
    2002       (33.76%)

        During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (29.03)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR         5 YEAR          LIFE*
    Emerging Growth Series--Initial Class Shares             (33.76)%       (3.43)%         4.69%
    Russell 3000(R) Growth Index**+                          (28.03)%       (4.11)%         4.51%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2002. Index returns are from August 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGERS


    The fund is managed by a team of portfolio managers comprised of Dale A. Dutile, John E. Lathrop and David E. Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman. These individuals have been the fund's portfolio managers since: Messrs. Dutile, Lathrop and Sette-Ducati - January 2001 and Mr. Fischman - April 2002. They have been employed in the MFS Investment management area since: Messrs. Dutile and Lathrop - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    4:  GLOBAL EQUITY SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

    A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    2000        (7.09%)
    2001        (9.95%)
    2002       (11.89%)


        During the period shown in the bar chart, the highest quarterly return was 9.29% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (14.45)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                               1 YEAR           LIFE*
    Global Equity Series--Initial Class Shares                 (11.89)%         (2.46)%
    MSCI World Index#+                                         (19.54)%         (9.99)%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index returns are from May 1, 1999.

    #   Source: Standard & Poor's Micropal, Inc.

    + The Morgan Stanley Capital International (MSCI) World Index is a measure of the global stock market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER

    The series' portfolio manager is David R. Mannheim, a Senior Vice President of the Adviser. Mr. Mannheim has been the portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1988.

    5:  HIGH INCOME SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

    While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - As with any mutual fund, you could lose money on your investment in the series.


    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996       11.80%
    1997       13.62%
    1998       (0.18%)
    1999        6.44%
    2000       (6.67%)
    2001        2.07%
    2002        2.56%

        During the period shown in the bar chart, the highest quarterly return was 5.73% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (7.28)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


    RETURNS BEFORE TAXES                                  1 YEAR         5 YEAR        LIFE*
    High Income Series--Initial Class Shares               2.56%          0.75%        4.51%
    Lipper High Yield Bond Index#+                        (2.41)%        (1.86)%       2.64%
    Lehman Brothers High Yield Bond Index##++              1.07%         (0.38)%       3.62%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index return is from August 1, 1995.

    #   Source: Lipper Inc.

    + The Lipper Mutual Fund indices measure the performance of funds within their respective classification.

    ##  Source: Standard & Poor's Micropal, Inc.

    ++ The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGER

    Bernard Scozzafava, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1989. Mr. Scozzafava has been the series' portfolio manager since its inception.

    6:  INVESTORS GROWTH STOCK SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    2000        (6.17%)
    2001       (24.14%)
    2002       (27.53%)


        During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                   1 YEAR              LIFE*
    Investors Growth Stock Series--Initial Class Shares            (27.53)%           (8.50)%
    Standard & Poor's 500 Stock Index**+                           (22.09)%           (9.53)%
    Russell 1000 Growth Index**++                                  (27.88)%          (14.77)%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index return is from May 1, 1999.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    ++  The Russell 1000 Index measures the performance of large-cap U.S.
        stocks.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER

    Stephen Pesek is the portfolio manager of the series. Mr. Pesek, a Senior Vice President of the adviser, has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1994.

    7:  INVESTORS TRUST SERIES


-   INVESTMENT OBJECTIVES

    The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996        24.46%
    1997        29.78%
    1998        22.32%
    1999         6.69%
    2000        (0.15%)
    2001       (15.95%)
    2002       (20.96%)


        During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.43)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR          5 YEAR          LIFE*
    Investors Trust Series--Initial Class Shares             (20.96)%        (2.84)%         5.68%
    Standard & Poor's 500 Stock Index**+                     (22.09)%        (0.58)%         7.49%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2002. Index returns are from October 1, 1995.

    ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    +   Source: Standard & Poor's Micropal, Inc.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGERS


    The series is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. These individuals have been the series' portfolio managers since: Mr. Laupheimer - inception in 1995 and Mr. Taylor - 2001, and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    8:  MID CAP GROWTH SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


    Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of May 31, 2002, the top of the Russell Midcap Growth Index range was about $10.8 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.


    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:


    - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.


    - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.


    - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    - As with any mutual fund, you could lose money on your investment in the fund.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    2001       (17.55%)
    2002       (43.20%)


        During the period shown in the bar chart, the highest quarterly return was 28.69% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.66)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR           LIFE*
    Mid Cap Growth Series--Initial Class Shares             (43.20)%         (25.42)%
    Russell Mid Cap Growth Index**+                         (27.41)%         (24.79)%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2002. Index returns are from May 1, 2000.

    ** The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks.

    +   Source: Standard & Poor's Micropal, Inc.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER


    The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    9:  MONEY MARKET SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities. Under normal market conditions, the series invests at least 80% of its net assets in the following money market investments:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities

    -   REPURCHASE AGREEMENTS collateralized by U.S. government securities

    - CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the bank obligations are insured by the Federal Deposit Insurance Corporation or the issuing bank has capital, surplus, and undivided profits in excess of $100 million

    - COMMERCIAL PAPER which is rated within the highest credit rating by one or more rating agencies or which is unrated and considered by MFS to be of comparable quality

    - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES which are bonds or other debt obligations of a U.S. state or political subdivision, such as a country, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

    - SHORT-TERM CORPORATE OBLIGATIONS which are rated within the two highest credit ratings by one or more rating agencies

    The series may invest up to 35% of its total assets in short-term notes or other debt securities not specifically described in the list above that are of comparable high quality and liquidity. These securities may include U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MFS to be of comparable quality.

    A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the series have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective, that are not described here.

    - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series.

    - FOREIGN SECURITIES RISK: An investment in the series may involve a greater degree of risk than an investment in a series that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE SERIES.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996       4.55%
    1997       4.91%
    1998       4.91%
    1999       4.59%
    2000       5.93%
    2001       3.72%
    2002       1.31%


        During the period shown in the bar chart, the highest quarterly return was 1.53% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was 0.26% (for the calendar quarter ended December 31, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares for certain periods and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                        1 YEAR         5 YEAR          LIFE*
    Money Market Series--Initial Class Shares            1.31%          4.08%          4.29%


    ----------
    * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002.

    10:  NEW DISCOVERY SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

    - early in their life cycle but which have the potential to become major enterprises, or

    - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


    While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index as of May 31, 2002 between $128 million and $1.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


    The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    The fund may invest in foreign securities through which it may have exposure to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        -   have limited product lines, markets and financial resources

        -   are dependent on management by one or a few key individuals

        - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.


    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.


    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1999        73.41%
    2000        (1.99%)
    2001        (5.03%)
    2002       (31.63%)

        During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                            1 YEAR           LIFE*
    New Discovery Series--Initial Class Shares              (31.63)%          2.61%
    Russell 2000(R) Index**+                                (30.26)%         (9.37)%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2002. Index returns are from May 1, 1998.

    **  The Russell 2000 Index measures U.S. small-cap stocks.

    +   Source: Standard & Poor's Micropal, Inc.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGER


    The fund is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    11:  RESEARCH SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.


    A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996        22.33%
    1997        20.26%
    1998        23.39%
    1999        24.05%
    2000        (4.85%)
    2001       (21.25%)
    2002       (24.54%)

        During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                       1 YEAR          5 YEAR          LIFE*
    Research Series--Initial Class Shares              (24.54)%        (2.85)%         4.72%
    Standard & Poor's 500 Stock Index**+               (22.09)%        (0.58)%         7.95%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index returns are from August 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER

    The series is managed by a team of equity research analysts.


    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    12:  STRATEGIC INCOME SERIES


-   INVESTMENT OBJECTIVES

    The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

    - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

        - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

        - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

    - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

        - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

        - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

        - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

    - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

    The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    -   futures and forward contracts,

    - options on futures contracts, foreign currencies, securities and bond indices,

    -   structured notes and indexed securities, and

    -   swaps, caps, floors and collars.

    The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

        -   Maturity Risk:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    -   DERIVATIVES RISK:

        - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1995        14.38%
    1996         4.03%
    1997        (1.13%)
    1998         7.90%
    1999        (2.50%)
    2000         4.90%
    2001         4.75%
    2002         8.40%

        During the period shown in the bar chart, the highest quarterly return was 8.35% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                  1 YEAR         5 YEAR          LIFE*
    Strategic Income Series--Initial Class Shares                  8.40%          4.62%          4.74%
    Lehman Brothers High Yield Bond Index#+                        1.07%         (0.38)%         4.84%
    Lehman Brothers Government/Credit Index#++                    11.04%          7.62%          8.13%
    Salomon Brothers World Government Bond Index#+++              19.49%          5.82%          6.32%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2002. Index returns are from June 1, 1994. The Lipper return is from May 31, 1994.

    #   Source: Standard & Poor's Micropal, Inc.

    + The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

    ++ The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.

    +++ The Salomon Brothers World Government Bond Index is a measure of government bond markets around the world.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGER

    Peter C. Vaream is the portfolio manager of the series. Mr. Vaream, a Vice President of the adviser, has been employed in the investment management area of the adviser since 1992 and has been the series' portfolio manager since October 1, 2001.

    13:  TOTAL RETURN SERIES


-   INVESTMENT OBJECTIVES

    The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

    - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

    - at least 25% of its net assets in non-convertible fixed income securities.

    The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

    Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

    - they are viewed by MFS as being temporarily out of favor in the market due to

        -   a decline in the market,

        -   poor economic conditions,

        - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

    -   the market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

    As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    -   a fixed income stream, and

    - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

    - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996      14.37%
    1997      21.30%
    1998      12.33%
    1999       3.08%
    2000      16.02%
    2001       0.25%
    2002      (5.17%)


        During the period shown in the bar chart, the highest quarterly return was 9.86% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was (7.94)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR        5 YEAR          LIFE*
    Total Return Series--Initial Class Shares                (5.17)%        5.01%         10.72%
    Standard & Poor's 500 Stock Index**+                    (22.09)%       (0.58)%        10.30%
    Lehman Brothers Aggregate Bond Index**@                  10.25%         7.55%          8.61%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index returns are from January 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    @ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-   PORTFOLIO MANAGER


    The series, is managed by a team of portfolio managers. The team is headed by David M. Calabro, and is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Michael W. Roberge, an MFS Senior Vice President, a portfolio manager of the fund's fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - January 2002, Mr. Mokas -1998, Ms. Nurme - 1995 and Mr. Roberge - August 2002, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham
    - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987 and Mr. Roberge - 1996.


    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    14:  UTILITIES SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

    - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

    - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

    The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

    -   the current regulatory environment;

    -   the strength of the company's management team; and

    - the company's growth prospects and valuation relative to its long-term potential.

    Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    -   a fixed income stream, and

    - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

    - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

    - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities; and

    - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

    -   equity securities of foreign companies in the utilities industry,

    - fixed income securities of foreign companies in the utilities industry, and

    -   fixed income securities issued by foreign governments.

    These investments may expose the series to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - CONCENTRATION: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

        -   risks of increases in fuel and other operating costs;

        - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

        -   coping with the general effects of energy conservation;

        - technological innovations which may render existing plants, equipment or products obsolete;

        -   the potential impact of natural or man-made disasters;

        - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

        -   the high cost of obtaining financing during periods of inflation;

        - difficulties of the capital markets in absorbing utility debt and equity securities; and

        -   increased competition.

    For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

    Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

    - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    -   JUNK BOND RISK

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.


[CHART]

    1996        18.51%
    1997        31.70%
    1998        18.06%
    1999        30.81%
    2000         7.07%
    2001       (24.20%)
    2002       (22.76%)

        During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.33)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                           1 YEAR          5 YEAR          LIFE*
    Utilities Series--Initial Class Shares                 (22.76)%        (0.65)%         9.22%
    Standard & Poor's 500-Utilities Index**+               (29.99)%        (4.41)%         4.26%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2002. Index returns are from January 1, 1995.

    ** The Standard & Poor's 500-Utilities Index measures the performance of the utility sector.

    +   Source: Standard & Poor's Micropal, Inc.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-   PORTFOLIO MANAGER

    Maura A. Shaughnessy, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

    15:  VALUE SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

    -   they are temporarily out of favor in the market due to

        -   a decline in the market

        -   poor economic conditions

        - developments that have affected or may affect the issuer of the securities or the issuer's industry

    -   the market has overlooked them.


    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.


    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

    - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.


    - As with any mutual fund, you could lose money on your investment in the series.


    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series does not have a full calendar year of investment operations.

-   PORTFOLIO MANAGER


    Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

-   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-   TEMPORARY DEFENSIVE POLICIES

    Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-   ACTIVE OR FREQUENT TRADING

    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV  MANAGEMENT OF THE SERIES

-   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $111.0 billion as of January 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


    MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

    MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-   ADMINISTRATOR

    MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V   DESCRIPTION OF SHARES


    The trust offers two classes of shares--initial class shares and service class shares (except Money Market Series only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.


VI  OTHER INFORMATION

-   PRICING OF SERIES' SHARES


    The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the series values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if the trustees determine that the current market price does not constitute fair value.

    The securities held by a series that trades in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. A series may fair value securities in other situations; for example, when a particular foreign market is closed but the series is open.


    Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

    Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-   DISTRIBUTIONS

    Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

    The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

    Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS


    Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


-   EXCESSIVE TRADING PRACTICES


    The series do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. Each series will exercise these rights including rejecting or canceling purchase and exchange orders, delaying for up to two business days the processing of exchange requests, restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any other electronic transfer service, if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.


-   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-   POTENTIAL CONFLICTS

    Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.  BOND SERIES--INITIAL CLASS


                                                                                       YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                     2002         2001         2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  11.52     $  11.32     $  10.93       $  11.38       $  11.08
                                                                   --------     --------     --------       --------       --------
Income from investment operations#@@ --
  Net investment income@                                           $   0.67     $   0.72     $   0.76       $   0.70       $   0.64
  Net realized and unrealized gain (loss) on investments
     and foreign currency                                              0.30         0.22         0.20          (0.87)          0.09
                                                                   --------     --------     --------       --------       --------
        Total from investment operations                           $   0.97     $   0.94     $   0.96       $  (0.17)      $   0.73
                                                                   --------     --------     --------       --------       --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.67)    $  (0.74)    $  (0.57)      $  (0.26)      $  (0.29)
  From net realized gain on investments and foreign
     currency transactions                                               --           --           --          (0.02)         (0.14)
  In excess of net realized gain on investments and
     foreign currency transactions                                       --           --           --          (0.00)+++         --
                                                                   --------     --------     --------       --------       --------
        Total distributions declared to shareholders               $  (0.67)    $  (0.74)    $  (0.57)      $  (0.28)      $  (0.43)
                                                                   --------     --------     --------       --------       --------
Net asset value -- end of period                                   $  11.82     $  11.52     $  11.32       $  10.93       $  11.38
                                                                   --------     --------     --------       --------       --------
Total return                                                           8.92%        8.71%        9.21%         (1.56)%         6.79%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.75%        0.75%        0.84%          1.01%          1.02%
  Net investment income@@                                              5.92%        6.34%        6.95%          6.26%          5.76%
Portfolio turnover                                                      132%         281%         303%           283%           244%
Net assets at end of period (000 Omitted)                          $ 33,755     $ 31,087     $ 26,207       $ 24,291       $ 12,165

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)                                   $   0.65     $   0.69     $   0.74       $   0.69       $   0.61
    Ratios (to average net assets):
      Expenses##                                                       0.92%        0.99%        0.99%          1.06%          1.23%
      Net investment income (loss)                                     5.75%        6.10%        6.80%          6.21%          5.55%


----------
@@ As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

+++ Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

2.  CAPITAL OPPORTUNITIES SERIES--INITIAL CLASS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                     2002         2001           2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  13.55     $  19.26       $  21.74     $  14.79     $  11.68
                                                                   --------     --------       --------     --------     --------
Income from investment operations# --
  Net investment income (loss)@                                    $   0.02     $   0.01       $   0.01     $  (0.02)    $   0.03
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 (4.03)       (4.32)         (0.66)        7.02         3.11
                                                                   --------     --------       --------     --------     --------
        Total from investment operations                           $  (4.01)    $  (4.31)      $  (0.65)    $   7.00     $   3.14
                                                                   --------     --------       --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.01)    $   0.00+++    $     --     $     --     $  (0.02)
  From net realized gain on investments and foreign
     currency transactions                                               --        (1.33)         (1.83)       (0.05)       (0.01)
  In excess of net realized gain on investments and
     foreign currency transactions                                       --        (0.07)            --           --           --
                                                                   --------     --------       --------     --------     --------
        Total distributions declared to shareholders               $  (0.01)    $  (1.40)      $  (1.83)    $  (0.05)    $  (0.03)
                                                                   --------     --------       --------     --------     --------
Net asset value -- end of period                                   $   9.53     $  13.55       $  19.26     $  21.74     $  14.79
                                                                   --------     --------       --------     --------     --------
Total return                                                         (29.69)%     (23.48)%        (3.66)%      47.42%       26.80%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.90%        0.91%          0.94%        1.02%        1.02%
  Net investment income (loss)                                         0.21%        0.06%          0.03%       (0.13)%       0.21%
Portfolio turnover                                                      105%         102%           109%         152%         144%
Net assets at end of period (000 0mitted)                          $105,323     $163,014       $140,043     $ 63,172     $ 23,908

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                   $   0.02     $   0.00       $   0.01     $  (0.02)    $   0.02
    Ratios (to average net assets):
      Expenses##                                                       0.93%        0.96%          0.93%        1.03%        1.11%
      Net investment income (loss)                                     0.18%        0.01%          0.04%       (0.14)%       0.12%


----------
+++ Per share amount was less than $(0.01).

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

3.  EMERGING GROWTH SERIES--INITIAL CLASS


                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      2002          2001          2000          1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $    17.98    $    28.85    $    37.94    $    21.47    $  16.13
                                                                  ----------    ----------    ----------    ----------    --------
Income (loss) from investment operations# --
  Net investment loss                                             $    (0.04)   $    (0.03)   $    (0.01)   $    (0.06)   $  (0.05)
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                     (6.03)        (9.44)        (7.07)        16.53        5.55
                                                                  ----------    ----------    ----------    ----------    --------
        Total from investment operations                          $    (6.07)   $    (9.47)   $    (7.08)   $    16.47    $   5.50
                                                                  ----------    ----------    ----------    ----------    --------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
     currency transactions                                        $       --    $    (1.04)   $    (2.01)   $       --    $  (0.05)
  In excess of net realized gain on investments and
     foreign currency transactions                                        --         (0.36)           --            --       (0.11)
                                                                  ----------    ----------    ----------    ----------    --------
        Total distributions declared to shareholders              $       --    $    (1.40)   $    (2.01)   $       --    $  (0.16)
                                                                  ----------    ----------    ----------    ----------    --------
Net asset value -- end of period                                  $    11.91    $    17.98    $    28.85    $    37.94    $  21.47
                                                                  ----------    ----------    ----------    ----------    --------
Total return                                                          (33.76)%      (33.49)%      (19.61)%       76.71%      34.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.86%         0.87%         0.85%         0.84%       0.85%
  Net investment loss                                                  (0.24)%       (0.14)%       (0.04)%       (0.23)%     (0.29)%
Portfolio turnover                                                       111%          231%          200%          176%         71%
Net assets at end of period (000 Omitted)                         $  757,499    $1,462,469    $2,312,406    $2,132,528    $908,987


----------
#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain offset arrangements.

4.  GLOBAL EQUITY SERIES--INITIAL CLASS


                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                     DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value -- beginning of period                  $     9.69         $    10.80         $    12.04         $    10.00
                                                        ----------         ----------         ----------         ----------
Income from investment operations# --
  Net investment income@                                $     0.05         $     0.04         $     0.09         $     0.03
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       (1.20)             (1.11)             (0.93)              2.34
                                                        ----------         ----------         ----------         ----------
        Total from investment operations                $    (1.15)        $    (1.07)        $    (0.84)        $     2.37
                                                        ----------         ----------         ----------         ----------
Less distributions declared to shareholders --
  From net investment income                            $    (0.04)        $    (0.03)        $    (0.05)        $    (0.02)
  From net realized gain on investments and
     foreign currency transactions                              --                 --              (0.22)             (0.31)
  In excess of net realized gain on investments
     and foreign currency transactions                          --              (0.01)             (0.13)                --
                                                        ----------         ----------         ----------         ----------
        Total distributions declared to shareholders    $    (0.04)        $    (0.04)        $    (0.40)        $    (0.33)
                                                        ----------         ----------         ----------         ----------
Net asset value -- end of period                        $     8.50         $     9.69         $    10.80         $    12.04
                                                        ----------         ----------         ----------         ----------
Total return                                                (11.89)%            (9.95)%            (7.09)%            23.83%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                  1.15%              1.16%              1.19%              1.31%+
  Net investment income                                       0.54%              0.44%              0.78%              0.37%+
Portfolio turnover                                             148%                71%               101%                68%
Net assets at end of period (000 Omitted)               $    7,364         $    5,623         $    4,669         $    1,651

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fees was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                 $    (0.04)        $    (0.06)        $    (0.09)        $   ( 0.18)
    Ratios (to average net assets):
       Expenses##                                             2.10%              2.22%              2.78%              4.39%+
       Net investment loss                                   (0.41)%            (0.62)%            (0.81)%            (2.71)%+


----------
* For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

5.  HIGH INCOME SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $   9.22     $   9.84     $  11.49     $  11.53     $  12.34
                                                                   --------     --------     --------     --------     --------
Income from investment operations#@@ --
  Net investment income@                                           $   0.73     $   0.90     $   1.05     $   1.03     $   1.04
  Net realized and unrealized loss on investments
     and foreign currency                                             (0.50)       (0.68)       (1.75)       (0.28)       (1.02)
                                                                   --------     --------     --------     --------     --------
        Total from investment operations                           $   0.23     $   0.22     $  (0.70)    $   0.75     $   0.02
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.64)    $  (0.84)    $  (0.95)    $  (0.79)    $  (0.62)
  From net realized gain on investments and foreign
     currency transactions                                               --           --           --           --        (0.21)
  In excess of net realized gain on investments and
     foreign currency transactions                                       --           --           --           --        (0.00)+
                                                                   --------     --------     --------     --------     --------
        Total distributions declared to shareholders               $  (0.64)    $  (0.84)    $  (0.95)    $  (0.79)    $  (0.83)
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $   8.81     $   9.22     $   9.84     $  11.49     $  11.53
                                                                   --------     --------     --------     --------     --------
Total return                                                           2.56%        2.07%       (6.67)%       6.44%       (0.18)%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.90%        0.91%        0.95%        1.01%        1.03%
  Net investment income@@                                              8.32%        9.53%        9.79%        8.95%        8.67%
Portfolio turnover                                                       68%          64%          70%          76%         146%
Net assets at end of period (000 Omitted)                          $120,711     $ 84,515     $ 62,113     $ 58,596     $ 42,890

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and ratios would have been:

    Net investment income                                          $   0.73     $   0.89     $   1.05     $   1.03     $   1.05
    Ratios (to average net assets):
       Expenses##                                                      0.88%        1.01%        0.99%        0.97%        0.96%
       Net investment income@@                                         8.34%        9.43%        9.75%        8.99%        8.74%


----------
@@ As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

6.  INVESTORS GROWTH STOCK SERIES--INITIAL CLASS


                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                     DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999*
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
     throughout the period):
Net asset value -- beginning of period                 $      9.77         $     13.00        $     13.95       $     10.00
                                                       -----------         -----------        -----------       -----------
Income from investment operations# --
  Net investment income (loss)@                        $     (0.00)+++     $      0.01        $      0.04       $      0.06
  Net realized and unrealized gain (loss) on
     investments and foreign currency                        (2.69)              (3.14)             (0.89)             3.94
                                                       -----------         -----------        -----------       -----------
        Total from investment operations               $     (2.69)        $     (3.13)       $     (0.85)      $      4.00
                                                       -----------         -----------        -----------       -----------
Less distributions declared to shareholders --
  From net investment income                           $        --         $     (0.01)       $        --       $     (0.02)
  From net realized gain on investments and
     foreign currency transactions                              --                  --              (0.06)            (0.03)
  In excess of investment income                                --                  --                 --             (0.00)+++
  In excess of net realized gain on investments
     and foreign currency transactions                          --               (0.09)             (0.04)               --
                                                       -----------         -----------        -----------       -----------
        Total distributions declared to shareholders   $        --         $     (0.10)       $     (0.10)      $     (0.05)
                                                       -----------         -----------        -----------       -----------
Net asset value -- end of period                       $      7.08         $      9.77        $     13.00       $     13.95
                                                       -----------         -----------        -----------       -----------
Total return                                                (27.53)%            (24.14)%            (6.17)%           40.01%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                  0.88%               0.92%              0.93%             1.01%+
  Net investment income (loss)                               (0.03)%              0.07%              0.28%             0.71%+
Portfolio turnover                                             214%                265%               248%               73%
Net assets at end of period (000 Omitted)              $   120,593         $   147,280        $    97,766       $    18,889

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee through June 30, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

    Net investment income                                       --         $      0.01        $      0.04       $      0.02
    Ratios (to average net assets):
       Expenses##                                               --                0.91%              0.94%             1.47%+
       Net investment income                                    --                0.08%              0.27%             0.25%+


----------
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

+   Annualized.

++  Not annualized.

+++ Per share amount was les than $0.01.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

7.  INVESTORS TRUST SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                                     2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  17.12     $  21.00     $  21.31     $  20.11     $  16.44
                                                                   --------     --------     --------     --------     --------
Income from investment operations# --
  Net investment income@                                           $   0.09     $   0.10     $   0.12     $   0.12     $   0.13
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 (3.66)       (3.40)       (0.16)        1.22         3.54
                                                                   --------     --------     --------     --------     --------
        Total from investment operations                           $  (3.57)    $  (3.30)    $  (0.04)    $   1.34     $   3.67
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.08)    $  (0.09)    $  (0.10)    $  (0.06)    $     --
  From net realized gain on investments and foreign
     currency transactions                                               --        (0.35)       (0.17)       (0.08)          --
  In excess of net realized gain on investments and
     foreign currency transactions                                       --        (0.14)          --           --           --
                                                                   --------     --------     --------     --------     --------
        Total distributions declared to shareholders               $  (0.08)    $  (0.58)    $  (0.27)    $  (0.14)    $     --
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $  13.47     $  17.12     $  21.00     $  21.31     $  20.11
                                                                   --------     --------     --------     --------     --------
Total return                                                         (20.96)%     (15.95)%      (0.15)%       6.69%       22.32%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.88%        0.90%        0.87%        0.88%        0.95%
  Net investment income                                                0.62%        0.54%        0.58%        0.56%        0.73%
Portfolio turnover                                                       71%          84%          71%          72%          57%
Net assets at end of period (000 Omitted)                          $378,720     $502,723     $492,481     $390,762     $244,310

@   Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)                                         --           --           --           --     $   0.14
    Ratios (to average net assets):
       Expenses##                                                        --           --           --           --         0.88%
       Net investment income                                             --           --           --           --         0.80%


----------
#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

8.  MID CAP GROWTH SERIES--INITIAL CLASS


                                                                 YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                             DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
     throughout the period):
Net asset value -- beginning of period                          $     7.94         $     9.74         $    10.00
                                                                ----------         ----------         ----------
Income from investment operations# --
  Net investment income (loss)@                                 $    (0.02)        $    (0.02)        $     0.03
  Net realized and unrealized loss on investments                    (3.41)             (1.68)             (0.29)
                                                                ----------         ----------         ----------
        Total from investment operations                        $    (3.43)        $    (1.70)        $    (0.26)
                                                                ----------         ----------         ----------
Less distributions declared to shareholders --
  From net investment income                                    $       --         $     0.00+++      $       --
  From net realized gain on investments and
     foreign currency transactions                                      --              (0.05)                --
  In excess of net investment income                                    --               0.00+++              --
  In excess of net realized gain on investments
     and foreign currency transactions                                  --              (0.05)                --
                                                                ----------         ----------         ----------
        Total distributions declared to shareholders            $       --         $    (0.10)        $       --
                                                                ----------         ----------         ----------
Net asset value -- end of period                                $     4.51         $     7.94         $     9.74
                                                                ----------         ----------         ----------
Total return                                                        (43.20)%           (17.55)%            (2.60)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                          0.90%              0.91%              0.91%+
  Net investment income (loss)                                       (0.34)%            (0.20)%             0.45%+
Portfolio turnover                                                     144%               105%                84%
Net assets at end of period (000 Omitted)                       $   56,909         $   48,453         $    5,440

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                         $    (0.02)        $    (0.02)        $    (0.05)
    Ratios (to average net assets):
       Expenses##                                                     0.91%              0.96%              2.21%+
       Net investment loss                                           (0.35)%            (0.25)%            (0.85)%+


----------
* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

+++ Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

9.  MONEY MARKET SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                   --------     --------     --------     --------     --------
Income from investment operations# --
  Net investment income@                                           $   0.01     $   0.04     $   0.06     $   0.05     $   0.05
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders from net
  investment income                                                $  (0.01)    $  (0.04)    $  (0.06)    $  (0.05)    $  (0.05)
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                   --------     --------     --------     --------     --------
Total return                                                           1.31%        3.72%        5.93%        4.59%        4.91%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.60%        0.61%        0.62%        0.61%        0.62%
  Net investment income                                                1.30%        3.50%        5.76%        4.52%        4.76%
Net assets at end of period (000 Omitted)                          $ 17,006     $ 20,706     $ 11,214     $ 11,426     $ 11,569

@   Subject to reimbursement by the series, the investment advisor voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were overunder this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income                                          $   0.01     $   0.03     $   0.05     $   0.04     $   0.05
    Ratios (to average net assets):
       Expenses##                                                     0.79%        0.85%         0.99%        0.88%        0.96%
       Net investment income                                          1.11%        3.26%         5.39%        4.25%        4.42%

----------
#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

10.  NEW DISCOVERY SERIES--INITIAL CLASS


                                                                                 YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                                     ------------------------------------------------  DECEMBER 31,
                                                                       2002         2001         2000         1999        1998**
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                               $  15.27     $  16.61     $  17.27     $  10.22     $  10.00
                                                                     --------     --------     --------     --------     --------
Income from investment operations# --
  Net investment loss@                                               $  (0.07)    $  (0.09)    $  (0.08)    $  (0.09)    $  (0.04)
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                   (4.76)       (0.74)       (0.26)        7.53         0.26
                                                                     --------     --------     --------     --------     --------
        Total from investment operations                             $  (4.83)    $  (0.83)    $  (0.34)    $   7.44     $   0.22
                                                                     --------     --------     --------     --------     --------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                   $     --     $  (0.35)    $  (0.32)    $  (0.39)    $     --
                                                                     --------     --------     --------     --------     --------
In excess of net realized gain on investments and
  foreign currency transactions                                            --        (0.16)          --           --           --
                                                                     --------     --------     --------     --------     --------
        Total distributions declared to shareholders                 $     --     $  (0.51)    $  (0.32)    $  (0.39)    $     --
                                                                     --------     --------     --------     --------     --------
Net asset value -- end of period                                     $  10.44     $  15.27     $  16.61     $  17.27     $  10.22
                                                                     --------     --------     --------     --------     --------
Total return                                                           (31.63)%      (5.03)%      (1.99)%      73.41%        2.20%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                             1.05%        1.06%        1.08%        1.17%        1.17%+
  Net investment loss                                                   (0.56)%      (0.61)%      (0.48)%      (0.72)%      (0.74)%+
Portfolio turnover                                                         90%          63%          65%         185%         130%
Net assets at end of period (000 Omitted)                            $157,863     $194,098     $145,113     $ 18,115     $  1,138

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed to under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series' pays the investment adviser a fee reimbursement not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                    --*    $  (0.09)    $  (0.09)    $  (0.25)    $  (0.28)
    Ratios (to average net assets):
       Expenses##                                                          --*        1.09%        1.11%        2.49%        5.22%+
       Net investment loss                                                 --*       (0.64)%      (0.51)%      (2.04)%      (4.79)%+


----------
*   Reimbursement amount does not impact per share amounts or ratios.

** For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

11.  RESEARCH SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                      2002        2001          2000          1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  14.32     $  20.80     $    23.34     $  19.05     $  15.80
                                                                   --------     --------     ----------     --------     --------
Income from investment operations# --
  Net investment income                                            $   0.06     $   0.03     $     0.01     $   0.02     $   0.06
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 (3.57)       (4.15)         (1.00)        4.52         3.59
                                                                   --------     --------     ----------     --------     --------
        Total from investment operations                           $  (3.51)    $  (4.12)    $    (0.99)    $   4.54     $   3.65
                                                                   --------     --------     ----------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.03)    $  (0.00)*   $    (0.01)    $  (0.04)    $  (0.03)
  From net realized gain on investments and foreign
     currency transactions                                               --        (2.32)         (1.54)       (0.21)       (0.37)
  In excess of net realized gain on investments and
     foreign currency transactions                                       --        (0.04)            --           --           --
                                                                   --------     --------     ----------     --------     --------
        Total distributions declared to shareholders               $  (0.03)    $  (2.36)    $    (1.55)    $  (0.25)    $  (0.40)
                                                                   --------     --------     ----------     --------     --------
Net asset value -- end of period                                   $  10.78     $  14.32     $    20.80     $  23.34     $  19.05
                                                                   --------     --------     ----------     --------     --------
Total return                                                         (24.54)%     (21.25)%        (4.85)%      24.05%       23.39%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.87%        0.89%          0.85%        0.86%        0.86%
  Net investment income                                                0.52%        0.20%          0.05%        0.08%        0.33%
Portfolio turnover                                                       98%          99%            93%          91%          83%
Net assets at end of period (000 Omitted)                          $488,917     $808,889     $1,083,760     $883,578     $567,778

----------
*   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

12.  STRATEGIC INCOME SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                      2002        2001         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  10.09     $  10.01     $  10.03     $  10.88     $  10.21
                                                                   --------     --------     --------     --------     --------
Income from investment operations# --
  Net investment income@@                                          $   0.50     $   0.50     $   0.61     $   0.54     $   0.53
                                                                   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss) on investments
     and foreign currency                                              0.32        (0.04)       (0.15)       (0.80)        0.27
                                                                   --------     --------     --------     --------     --------
        Total from investment operations                           $   0.82     $   0.46     $   0.46     $  (0.26)    $   0.80
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders --
        From net investment income                                 $  (0.38)    $  (0.38)    $  (0.48)    $  (0.59)    $  (0.13)
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $  10.53     $  10.09     $  10.01     $  10.03     $  10.88
                                                                   --------     --------     --------     --------     --------
Total return                                                           8.40%        4.75%        4.90%       (2.50)%       7.90%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.90%        0.92%        0.96%        1.01%        1.01%
  Net investment income@@                                              4.85%        4.99%        6.21%        5.19%        5.11%
Portfolio turnover                                                      249%         171%          93%         128%         270%
Net assets at end of period (000 Omitted)                          $ 37,505     $ 47,484     $ 50,782     $ 45,061     $ 45,966
----------

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were overunder this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                          $   0.48     $   0.48     $   0.60     $   0.54     $   0.52
    Ratios (to average net assets):
       Expenses##                                                      1.10%        1.12%        1.09%        1.05%        1.11%
       Net investment income@@                                         4.65%        4.79%        6.08%        5.15%        5.01%


@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

13.  TOTAL RETURN SERIES--INITIAL CLASS


                                                                                        YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                       2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $    18.60     $  19.59     $  17.75     $  18.12     $  16.63
                                                                   ----------     --------     --------     --------     --------
Income from investment operations#@@ --
  Net investment income@                                           $     0.45     $   0.51     $   0.61     $   0.53     $   0.53
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                   (1.37)       (0.46)        2.10         0.05         1.49
                                                                   ----------     --------     --------     --------     --------
        Total from investment operations                           $    (0.92)    $   0.05     $   2.71     $   0.58     $   2.02
                                                                   ----------     --------     --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $    (0.30)    $  (0.42)    $  (0.44)    $  (0.33)    $  (0.24)
  From net realized gain on investments and foreign
     currency transactions                                              (0.24)       (0.62)       (0.43)       (0.62)       (0.29)
                                                                   ----------     --------     --------     --------     --------
        Total distributions declared to shareholders               $    (0.54)    $  (1.04)    $  (0.87)    $  (0.95)    $  (0.53)
                                                                   ----------     --------     --------     --------     --------
Net asset value -- end of period                                   $    17.14     $  18.60     $  19.59     $  17.75     $  18.12
                                                                   ----------     --------     --------     --------     --------
Total return                                                            (5.17)%       0.25%       16.02%        3.08%       12.33%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                             0.86%        0.89%        0.90%        0.90%        1.00%
  Net investment income@@                                                2.58%        2.75%        3.40%        2.97%        3.05%
Portfolio turnover                                                         73%          98%          76%         112%         100%
Net assets at end of period (000 Omitted)                          $1,036,038     $684,964     $351,870     $256,128     $171,182

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                  --           --           --           --     $   0.54
    Ratios (to average net assets):
       Expenses##                                                          --           --           --           --         0.91%
       Net investment income                                               --           --           --           --         3.14%


----------
#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

14.  UTILITIES SERIES--INITIAL CLASS


                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $  15.94     $  23.57     $  24.16     $  19.82     $  17.99
                                                                   --------     --------     --------     --------     --------
Income from investment operations#@@ --
  Net investment income@                                           $   0.31     $   0.39     $   0.94     $   0.38     $   0.46
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 (3.88)       (5.53)        0.66         5.40         2.68
                                                                   --------     --------     --------     --------     --------
        Total from investment operations                           $  (3.57)    $  (5.14)    $   1.60     $   5.78     $   3.14
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.34)    $  (0.69)    $  (0.26)    $  (0.24)    $  (0.24)
  From net realized gain on investments and foreign
     currency transactions                                               --        (1.76)       (1.93)       (1.20)       (1.07)
  In excess of net realized gain on investments and
     foreign currency transactions                                       --        (0.04)          --           --           --
                                                                   --------     --------     --------     --------     --------
        Total distributions declared to shareholders               $  (0.34)    $  (2.49)    $  (2.19)    $  (1.44)    $  (1.31)
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $  12.03     $  15.94     $  23.57     $  24.16     $  19.82
                                                                   --------     --------     --------     --------     --------
Total return                                                         (22.76)%     (24.20)%       7.07%       30.81%       18.06%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.94%        0.93%        0.90%        1.01%        1.01%
  Net investment income                                                2.38%        2.03%        3.95%        1.88%        2.48%
Portfolio turnover                                                      102%         102%         111%         134%         133%
Net assets at end of period (000 Omitted)                          $170,032     $260,749     $308,386     $182,969     $ 81,726

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were overunder this limitation, the net investment income per share and ratios would have been:

    Net investment income                                                --           --           --     $   0.40     $   0.47
    Ratios (to average net assets):
       Expenses##                                                        --           --           --         0.94%        0.98%
       Net investment income                                             --           --           --         1.95%        2.51%


----------
@@ As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

15.  VALUE SERIES--INITIAL CLASS


                                                                          PERIOD ENDED
                                                                       DECEMBER 31, 2002*
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                     $   10.00
                                                                           ---------
Income from investment operations#@ --
  Net investment income@                                                   $    0.16
  Net realized and unrealized loss on investments and foreign currency         (1.53)
                                                                           ---------
        Total from investment operations                                   $   (1.37)
                                                                           ---------
Net asset value -- end of period                                           $    8.63
                                                                           ---------
Total return                                                                  (13.70)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                    0.90%+
  Net investment income                                                         1.89%+
Portfolio turnover                                                               102%
Net assets at end of period (000 Omitted)                                  $   5,497

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                                    $   (0.01)
    Ratios (to average net assets):
       Expenses##                                                               2.94%+
       Net investment loss                                                     (1.15)%+


----------
* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

APPENDIX A                                                           BOND SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                          CAPITAL OPPORTUNITIES SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                EMERGING GROWTH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                  GLOBAL EQUITY SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                     --
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                   --
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                  --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                    HIGH INCOME SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                      --
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                     --
     Loans and Other Direct Indebtedness
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                  --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowing                                                        X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                INVESTORS TRUST SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                    --
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                 MID CAP GROWTH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                      --
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                   MONEY MARKET SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Money Market Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                         --
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                      --
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                         --
     Foreign Securities                                                       --
    Forward Contracts                                                         --
    Futures Contracts                                                         --
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                    --
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                  --

APPENDIX A                                                  NEW DISCOVERY SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
       Loans and Other Direct Indebtedness                                    --
       Lower Rated Bonds                                                       X
       Municipal Bonds                                                        --
       U.S. Government Securities                                              X
       Variable and Floating Rate Obligations                                  X
       Zero Coupon Bonds, Deferred Interest Bonds and PIK
         Bonds                                                                 X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                       RESEARCH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                  --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                               STRATEGIC INCOME SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                          X
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                   TOTAL RETURN SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                          X
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                      UTILITIES SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES                                                   X
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                          VALUE SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     Asset-Backed Securities                                                   X
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
    "Yield Curve" Options                                                      X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2003, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-343-2829, EXT. 3500
    Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2003                                                        SERVICE CLASS

--------------------------------------------------------------------------------

This Prospectus describes each of the 14 series offering Service Class shares of the MFS Variable Insurance Trust (referred to as the trust):


 1. MFS BOND SERIES seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital (referred to as the Bond Series).

 2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).

 3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

 4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).

 5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).

 6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

 7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).


 8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

 9. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

10. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).

11. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).

12. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

13. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

14. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

                                                                            PAGE

I     Expense Summary                                                          1

II    Risk Return Summary                                                      3

       1.  Bond Series                                                         3

       2.  Capital Opportunities Series                                        8

       3.  Emerging Growth Series                                             11

       4.  Global Equity Series                                               15

       5.  High Income Series                                                 18

       6.  Investors Growth Stock Series                                      21

       7.  Investors Trust Series                                             24

       8.  Mid Cap Growth Series                                              27

       9.  New Discovery Series                                               30

      10.  Research Series                                                    33

      11.  Strategic Income Series                                            36

      12.  Total Return Series                                                41

      13.  Utilities Series                                                   46

      14.  Value Series                                                       51

III   Certain Investment Strategies and Risks                                 53

IV    Management of the Series                                                53

V     Description of Shares                                                   54

VI    Other Information                                                       54

VII   Financial Highlights                                                    55

      Appendix A -- Investment Techniques and Practices                      A-1

    The trust offers Service Class shares of its 14 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.


I   EXPENSE SUMMARY

-   EXPENSE TABLE


    The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made. The table is supplemented as follows:

    ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                              CAPITAL        EMERGING        GLOBAL          HIGH         INVESTORS
                                                BOND       OPPORTUNITIES      GROWTH         EQUITY         INCOME      GROWTH STOCK
                                               SERIES          SERIES         SERIES         SERIES         SERIES         SERIES
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Management Fees                             0.60%          0.75%          0.75%          1.00%           0.75%          0.75%
    Distribution (12b-1) Fees(1)                0.25%          0.25%          0.25%          0.25%           0.25%          0.25%
    Other Expenses                              0.32%          0.18%          0.11%          1.10%           0.15%          0.13%
                                                ----           ----           ----           ----            ----           ----
    Total Annual Series Operating Expenses      1.17%          1.18%          1.11%          2.35%           1.15%          1.13%
    Expense Reimbursement                      (0.17)%(3)     (0.03)%(3)       N/A          (0.95)%(3)       0.00%(3)        N/A
                                                ----           ----           ----           ----            ----           ----
    Net Expenses(2)                             1.00%          1.15%          1.11%          1.40%           1.15%          1.13%

                                              INVESTORS       MID CAP          NEW                        STRATEGIC       TOTAL
                                                TRUST          GROWTH       DISCOVERY      RESEARCH        INCOME         RETURN
                                               SERIES          SERIES        SERIES         SERIES         SERIES         SERIES
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Management Fees                             0.75%          0.75%          0.90%          0.75%          0.75%          0.75%
    Distribution (12b-1) Fees(1)                0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
    Other Expenses                              0.13%          0.16%          0.15%          0.12%          0.35%          0.11%
                                                ----           ----           ----           ----           ----           ----
    Total Annual Series Operating Expenses      1.13%          1.16%          1.30%          1.12%          1.35%          1.11%
    Expense Reimbursement                        N/A            N/A            N/A            N/A          (0.20)%(3)       N/A
                                                ----           ----           ----           ----           ----           ----
    Net Expenses(2)                             1.13%          1.16%          1.30%          1.12%          1.15%          1.11%

                                              UTILITIES        VALUE
                                                SERIES        SERIES
                                            -------------  -------------
    Management Fees                             0.75%          0.75%
    Distribution (12b-1) Fees(1)                0.25%          0.25%
    Other Expenses                              0.19%          2.19%
                                                ----           ----
    Total Annual Series Operating Expenses      1.19%          3.19%
    Expense Reimbursement                        N/A          (2.04)%(3)
                                                ----           ----
    Net Expenses(2)                             1.19%          1.15%


    ----------
    (1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

    (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

        1.10% for Emerging Growth Series
        1.12% for Investors Growth Stock Series
        1.29% for New Discovery Series
        1.11% for Research Series
        1.18% for Utilities Series

    (3) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually. (Note that the High Income Series' "Other Expenses" are currently below 0.15% and the series is reimbursing MFS.) This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.

-   EXAMPLE OF EXPENSES--SERVICE CLASS


    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

        The examples assume that:


        - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

        - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

        - The series' operating expenses remain the same, except that for the Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Strategic Income Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).


        Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                         PERIOD
                                               -----------------------------------------------------------
                                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
    ------------------------------------------------------------------------------------------------------
    Bond Series                                $  102            $  355           $  627            $1,405
    Capital Opportunities Series                  117               372              646             1,429
    Emerging Growth Series                        113               353              612             1,352
    Global Equity Series                          143               642            1,169             2,613
    High Income Series                            117               365              633             1,398
    Investors Growth Stock Series                 115               359              622             1,375
    Investors Trust Series                        115               359              622             1,375
    Mid Cap Growth Series                         118               368              638             1,409
    New Discovery Series                          132               412              713             1,568
    Research Series                               114               356              617             1,363
    Strategic Income Series                       117               408              720             1,606
    Total Return Series                           113               353              612             1,352
    Utilities Series                              121               378              654             1,443
    Value Series                                  117               792            1,491             3,353

II  RISK RETURN SUMMARY

    Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

    1:  BOND SERIES

-   INVESTMENT OBJECTIVES

    The series' investment objective is primarily to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. These objectives may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities), and

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

    While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    -   futures and forward contracts,

    - options on futures contracts, foreign currencies, securities and bond indices,

    -   structured notes and indexed securities, and

    -   swaps, caps, floors and collars.

    Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   LOWER RATED BONDS RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    -   DERIVATIVES RISK:

        - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on October 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996     2.09%
    1997    10.14%
    1998     6.79%
    1999    (1.56%)
    2000     8.92%
    2001     8.68%
    2002     8.81%


        During the period shown in the bar chart, the highest quarterly return was 4.08% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.65)% (for the calendar quarter ended March 31, 1996).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                         1 YEAR        5 YEAR        LIFE*
    Bond Series--Service Class Shares                     8.81%         6.25%        6.46%
    Lehman Brothers Government/Credit Index**+           11.04%         7.62%        7.52%

    ----------
    * Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2002. Index returns are from November 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Lehman Brothers Government/Credit Bond Index measures the performance of the investment grade bond market.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    William J. Adams is the portfolio manager of the series. Mr. Adams, a Vice President of the adviser, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the series effective August 1, 2000.

    2:  CAPITAL OPPORTUNITIES SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on August 14, 1996 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1997     26.47%
    1998     26.80%
    1999     47.42%
    2000     (3.76%)
    2001    (23.68%)
    2002    (29.83%)

        During the period shown in the bar chart, the highest quarterly return was 27.90% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                              1 YEAR        5 YEAR        LIFE*
    Capital Opportunities Series--Service Class Shares        (29.83)%      (0.74)%       4.52%
    Standard & Poor's 500 Stock Index**+                      (22.09)%      (0.58)%       6.67%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2002. Index returns are from August 1, 1996.

    ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    +   Source: Standard and Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    3:  EMERGING GROWTH SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    - early in their life cycle but which have the potential to become major enterprises, or

    - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

    Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        -   have limited product lines, markets and financial resources

        -   are dependent on management by one or a few key individuals

        - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on July 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996     17.02%
    1997     21.90%
    1998     34.16%
    1999     76.71%
    2000    (19.66%)
    2001    (33.62%)
    2002    (33.85%)


        During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (29.04)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                         1 YEAR        5 YEAR        LIFE*
    Emerging Growth Series--Service Class Shares         (33.85)%      (3.51)%       4.63%
    Russell 3000(R) Growth Index**+                      (28.03)%      (4.11)%       4.51%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2002. Index returns are from August 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

-   PORTFOLIO MANAGERS


    The fund is managed by a team of portfolio managers comprised of Dale A. Dutile, John E. Lathrop and David E. Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman. These individuals have been the fund's portfolio managers since: Messrs. Dutile, Lathrop and Sette-Ducati - January 2001 and Mr. Fischman - April 2002. They have been employed in the MFS Investment management area since: Messrs. Dutile and Lathrop - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.


    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    4:  GLOBAL EQUITY SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

    A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    2000     (7.23%)
    2001     (9.76%)
    2002    (11.65%)


        During the period shown in the bar chart, the highest quarterly return was 9.42% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (14.47)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                            1 YEAR            LIFE*
    Global Equity Series--Service Class Shares              (11.65)%         (2.37)%
    MSCI World Index#+                                      (19.54)%         (9.99)%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index returns are from May 1, 1999.

    + The Morgan Stanley Capital International (MSCI) World Index is a measure of the global stock market.

    #   Source: Standard & Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The series' portfolio manager is David R. Mannheim, a Senior Vice President of the Adviser. Mr. Mannheim has been the portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1988.

    5:  HIGH INCOME SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

    While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


    - As with any mutual fund, you could lose money on your investment in the series.


    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996    11.80%
    1997    13.62%
    1998    (0.18%)
    1999     6.44%
    2000    (6.48%)
    2001     1.62%
    2002     2.33%

        During the period shown in the bar chart, the highest quarterly return was 5.73% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (7.28)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                         1 YEAR        5 YEAR       LIFE*
    High Income Series--Service Class Shares              2.33%         0.66%       4.44%
    Lipper High Yield Bond Index##+                      (2.41)%       (1.86)%      2.64%
    Lehman Brothers High Yield Bond Index#++              1.07%        (0.38)%      3.62%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index return is from August 1, 1995.

    #   Source: Standard & Poor's Micropal, Inc.

    ##  Source: Lipper Inc.

    + The Lipper Mutual Fund Indices measure the performance of funds within their respective classification.

    ++ The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    Bernard Scozzafava, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1989. Mr. Scozzafava has been the series' portfolio manager since its inception.

    6:  INVESTORS GROWTH STOCK SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    2000    (20.13%)
    2001    (24.83%)
    2002    (27.71%)


        During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.53)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                1 YEAR           LIFE*
    Investors Growth Stock Series--Service Class Shares         (27.71)%         (8.81)%
    Standard & Poor's 500 Stock Index**+                        (22.09)%         (9.53)%
    Russell 1000 Growth Index**++                               (27.88)%        (14.77)%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index return is from May 1, 1999.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    ++ The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    Stephen Pesek is the portfolio manager of the series. Mr. Pesek, a Senior Vice President of the adviser, has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1994.

    7:  INVESTORS TRUST SERIES

-   INVESTMENT OBJECTIVES

    The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on October 9, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996     24.46%
    1997     29.78%
    1998     22.32%
    1999      6.69%
    2000     (0.29%)
    2001    (16.10%)
    2002    (21.15%)


        During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.48)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR          5 YEAR          LIFE*
    Investors Trust Series--Service Class Shares             (21.15)%        (2.95)%         5.60%
    Standard & Poor's 500 Stock Index**+                     (22.09)%        (0.58)%         7.49%


    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2002. Index returns are from October 1, 1995.

    ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    +   Source: Standard & Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGERS

    The series is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. These individuals have been the series' portfolio managers since: Mr. Laupheimer - inception in 1995 and Mr. Taylor - 2001, and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    8:  MID CAP GROWTH SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


    Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of May 31, 2002, the top of the Russell Midcap Growth Index range was about $10.8 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


    The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:


    - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.


    - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the fund.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operation with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    2001    (17.63%)
    2002    (43.43%)


        During the period shown in the bar chart, the highest quarterly return was 28.78% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.73)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             1 YEAR           LIFE*
    Mid Cap Growth Series--Service Class Shares              (43.43)%        (25.62)%
    Russell Mid Cap Growth Index**+                          (27.41)%        (24.79)%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2002. Index returns are from May 1, 2000.

    ** The Russell Mid Cap Growth Index measures the performance U.S. mid cap growth stocks.

    +   Source: Standard & Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    9:  NEW DISCOVERY SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

    - early in their life cycle but which have the potential to become major enterprises, or

    - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


    While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index as of May 31, 2002 between $128 million and $1.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        -   have limited product lines, markets and financial resources

        -   are dependent on management by one or a few key individuals

        - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1999    (14.14%)
    2000    (19.61%)
    2001     (5.25%)
    2002    (31.80%)

        During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                              1 YEAR          LIFE*
    New Discovery Series--Service Class Shares                (31.80)%         2.49%
    Russell 2000(R) Index**+                                  (30.26)%        (9.37)%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2002. Index returns are from May 1, 1998.

    **  The Russell 2000 Index measures U.S. small-cap stocks.

    +   Source: Standard & Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The fund is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    10:  RESEARCH SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

    A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996     22.33%
    1997     20.26%
    1998     23.39%
    1999     24.05%
    2000     (4.98%)
    2001    (21.39%)
    2002    (24.72%)

        During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                       1 YEAR          5 YEAR          LIFE*
    Research Series--Service Class Shares              (24.72)%        (2.96)%         4.64%
    Standard & Poor's 500 Stock Index**+               (22.09)%        (0.58)%         7.95%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index returns are from August 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The series is managed by a team of equity research analysts.


    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    11:  STRATEGIC INCOME SERIES


-   INVESTMENT OBJECTIVES

    The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

    - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

        - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

        - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

    - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

        - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

        - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

        - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

    - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

    The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    -   futures and forward contracts,

    - options on futures contracts, foreign currencies, securities and bond indices,

    -   structured notes and indexed securities, and

    -   swaps, caps, floors and collars.

    The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

        -   Maturity Risk:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    -   DERIVATIVES RISK:

        - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on June 14, 1994 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1995    14.38%
    1996     4.03%
    1997    (1.13%)
    1998     7.90%
    1999    (2.50%)
    2000     4.48%
    2001     4.56%
    2002     8.19%

        During the period shown in the bar chart, the highest quarterly return was 8.35% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                 1 YEAR         5 YEAR          LIFE*
    Strategic Income Series--Service Class Shares                 8.19%          4.45%          4.65%
    Lehman Brothers High Yield Bond Index#+                       1.07%         (0.38)%         4.84%
    Lehman Brothers Government Credit Index#++                   11.04%          7.62%          8.13%
    Salomon Brothers World Government Bond Index#+++             19.49%          5.82%          6.32%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2002. Index returns are from June 1, 1994. The Lipper return is from May 31, 1994.

    + The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

    ++ The Lehman Brothers Government Credit Index measures the performance of the investment-grade bond market.

    +++ The Salomon Brothers World Government Bond Index is a measure of government bond markets around the world.

    #   Source: Standard & Poor's Micropal, Inc.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    Peter C. Vaream is the portfolio manager of the series. Mr. Vaream, a Vice President of the adviser, has been employed in the investment management area of the adviser since 1992 and has been the series' portfolio manager since October 1, 2001.

    12:  TOTAL RETURN SERIES


-   INVESTMENT OBJECTIVES

    The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

    - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

    - at least 25% of its net assets in non-convertible fixed income securities.

    The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

    Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

    - they are viewed by MFS as being temporarily out of favor in the market due to

        -   a decline in the market,

        -   poor economic conditions,

        - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

    -   the market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

    As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    -   a fixed income stream, and

    - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

    - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

    - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    -   JUNK BOND RISK:

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996    14.37%
    1997    21.30%
    1998    12.33%
    1999     3.08%
    2000    15.84%
    2001     0.02%
    2002    (5.35%)


        During the period shown in the bar chart, the highest quarterly return was 9.86% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was (7.97)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                         1 YEAR         5 YEAR         LIFE*
    Total Return Series--Service Class Shares             (5.35)%        4.90%         10.64%
    Standard & Poor's 500 Stock Index**+                 (22.09)%       (0.58)%        10.30%
    Lehman Brothers Aggregate Bond Index**@               10.25%         7.55%          8.61%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index returns are from January 1, 1995.

    **  Source: Standard & Poor's Micropal, Inc.

    + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

    @ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    The series, is managed by a team of portfolio managers. The team is headed by David M. Calabro, and is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Michael
    W. Roberge, an MFS Senior Vice President, a portfolio manager of the fund's fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - January 2002, Mr. Mokas - 1998, Ms. Nurme - 1995 and Mr. Roberge - August 2002, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987 and Mr. Roberge - 1996.

    Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

    13:  UTILITIES SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

    - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

    - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

    The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

    -   the current regulatory environment;

    -   the strength of the company's management team; and

    - the company's growth prospects and valuation relative to its long-term potential.

    Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    -   a fixed income stream, and

    - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

    - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

    - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities; and

    - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

    In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

    -   equity securities of foreign companies in the utilities industry,

    - fixed income securities of foreign companies in the utilities industry, and

    -   fixed income securities issued by foreign governments.

    These investments may expose the series to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    - CONCENTRATION: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

        -   risks of increases in fuel and other operating costs;

        - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

        -   coping with the general effects of energy conservation;

        - technological innovations which may render existing plants, equipment or products obsolete;

        -   the potential impact of natural or man-made disasters;

        - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

        -   the high cost of obtaining financing during periods of inflation;

        - difficulties of the capital markets in absorbing utility debt and equity securities; and

        -   increased competition.

    For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

    Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

    - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    -   JUNK BOND RISK

        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    -   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

        -   MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

        The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.

    BAR CHART


    The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

    1996     18.51%
    1997     31.70%
    1998     18.06%
    1999     30.81%
    2000      7.07%
    2001    (24.44%)
    2002    (22.90%)


        During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.41)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                          1 YEAR          5 YEAR          LIFE*
    Utilities Series--Service Class Shares                (22.90)%        (0.75)%         9.15%
    Standard & Poor's 500-Utilities Index**+              (29.99)%        (4.41)%         4.26%

    ----------
    * Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2002. Index returns are from January 1, 1995.

    ** The Standard & Poor's 500-Utilities Index measures the performance of the utility sector.

    +   Source: Standard & Poor's Micropal, Inc.


    The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


-   PORTFOLIO MANAGER

    Maura A. Shaughnessy, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

    14:  VALUE SERIES


-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

    -   they are temporarily out of favor in the market due to

        -   a decline in the market

        -   poor economic conditions

        - developments that have affected or may affect the issuer of the securities or the issuer's industry

    -   the market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

    The principal risks of investing in the series are:

    - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

    - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

    - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    - As with any mutual fund, you could lose money on your investment in the series.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series does not have a full calendar year of investment operations.

-   PORTFOLIO MANAGER

    Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

-   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-   TEMPORARY DEFENSIVE POLICIES

    Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-   ACTIVE OR FREQUENT TRADING


    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


IV  MANAGEMENT OF THE SERIES

-   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $111.0 billion as of January 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


    MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

    MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-   ADMINISTRATOR

    MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V   DESCRIPTION OF SHARES


    The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series only offers initial class shares). Service class shares, which bear a Rule 12b-1 distribution fee, are offered through this prospectus. Initial class shares are available through a separate prospectus. If you would like to receive a copy of this other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.


VI  OTHER INFORMATION

-   PRICING OF SERIES' SHARES

    The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the series values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if the trustees determine that the current market price does not constitute fair value.


    The securities held by a series that trades in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. A series may fair value securities in other situations; for example, when a particular foreign market is closed but the series is open.


    Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

    Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-   DISTRIBUTIONS


    Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

    Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

    Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

-   EXCESSIVE TRADING PRACTICES

    The series do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. Each series will exercise these rights including rejecting or canceling purchase and exchange orders, delaying for up to two business days the processing of exchange requests, restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any other electronic transfer service, if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

-   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-   POTENTIAL CONFLICTS

    Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.  BOND SERIES--SERVICE CLASS


                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,       PERIOD ENDED
                                                                                    ------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                                 2002         2001         2000*
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 11.50     $ 11.29     $ 10.43
                                                                                    -------     -------     -------
Income from investment operations#@@ --
  Net investment income@                                                            $  0.53     $  0.73     $  0.49
  Net realized and unrealized gain (loss) on investments and foreign currency          0.43**      0.21        0.37**
                                                                                    -------     -------     -------
     Total from investment operations                                               $  0.96     $  0.94     $  0.86
                                                                                    -------     -------     -------
Less distributions declared to shareholders from net investment income              $ (0.65)    $ (0.73)    $    --
                                                                                    -------     -------     -------
Net asset value -- end of period                                                    $ 11.81     $ 11.50     $ 11.29
                                                                                    -------     -------     -------
Total return                                                                           8.81%       8.68%       8.92%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                           1.00%       0.95%       0.95%+
  Net investment income@@                                                              5.17%       6.23%       6.83%+
Portfolio turnover                                                                      132%        281%        303%
Net assets at end of period (000 Omitted)                                           $   419     $     0***  $     0***

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management and distribution fees.
    In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net income per share and the ratios would have been:

Net investment income                                                               $  0.51     $  0.68     $  0.48
Ratios (to average net assets):
  Expenses##                                                                           1.17%       1.19%       1.10%+
  Net investment income                                                                5.00%       5.99%       6.68%+

@@  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

*** Service Class net assets were less than $500.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

2.  CAPITAL OPPORTUNITIES SERIES--SERVICE CLASS


                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,     PERIOD ENDED
                                                                                    -------------------  DECEMBER 31,
SERVICE CLASS SHARES                                                                 2002         2001       2000*
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 13.51     $ 19.24     $ 21.48
                                                                                    -------     -------     -------
Income from investment operations# --
  Net investment loss@                                                              $ (0.00)+++ $ (0.02)    $ (0.02)
  Net realized and unrealized loss on investments and foreign currency                (4.03)      (4.31)      (2.22)
                                                                                    -------     -------     -------
     Total from investment operations                                               $ (4.03)    $ (4.33)    $ (2.24)
                                                                                    -------     -------     -------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions           $    --     $ (1.33)    $    --
  In excess of net realized gain on investments and foreign currency transactions        --       (0.07)         --
                                                                                    -------     -------     -------
     Total distributions declared to shareholders                                   $    --     $ (1.40)    $    --
                                                                                    -------     -------     -------
Net asset value -- end of period                                                    $  9.48     $ 13.51     $ 19.24
                                                                                    -------     -------     -------
Total return                                                                         (29.83)%    (23.68)%    (11.86)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                           1.13%       1.11%       1.12%+
  Net investment loss                                                                 (0.01)%     (0.14)%     (0.11)%+
Portfolio turnover                                                                      105%        102%        109%
Net assets at end of period (000 Omitted)                                           $ 7,992     $11,197     $ 8,201

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management and distribution fees.
    In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                                 $ (0.00)+++ $ (0.03)    $ (0.01)
Ratios (to average net assets):
  Expenses##                                                                           1.16%       1.16%       1.11%+
  Net investment loss                                                                 (0.04)%     (0.19)%     (0.10)%+


----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

+++ Per share amount was less than $(0.01).

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

3.  EMERGING GROWTH SERIES--SERVICE CLASS


                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,       PERIOD ENDED
                                                                                    --------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                 2002         2001         2000*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 17.93      $ 28.83      $ 35.70
                                                                                    -------      -------      -------
Income (loss) from investment operations# --
  Net investment loss                                                               $ (0.07)     $ (0.08)     $ (0.00)###@
  Net realized and unrealized loss on investments and foreign currency                (6.00)       (9.42)       (6.87)
                                                                                    -------      -------      -------
     Total from investment operations                                               $ (6.07)     $ (9.50)     $ (6.87)
                                                                                    -------      -------      -------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions           $    --      $ (1.04)     $    --
  In excess of net realized gain on investments and foreign currency transactions        --        (0.36)          --
                                                                                    -------      -------      -------
     Total distributions declared to shareholders                                   $    --      $ (1.40)     $    --
                                                                                    -------      -------      -------
Net asset value -- end of period                                                    $ 11.86      $ 17.93      $ 28.83
                                                                                    -------      -------      -------
Total return                                                                         (33.85)%     (33.62)%     (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.09%        1.07%        1.05%+
  Net investment income (loss)                                                        (0.46)%      (0.40)%       0.01%+
Portfolio turnover                                                                      111%         231%         200%
Net assets at end of period (000 Omitted)                                           $16,977      $23,303      $15,826


----------
@ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

### Per share amount was less than $0.01.

4.  GLOBAL EQUITY SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,       PERIOD ENDED
                                                                                    --------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                                 2002         2001         2000*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $  9.72      $ 10.79      $ 11.69
                                                                                    -------      -------      -------
Income from investment operations# --
  Net investment income@                                                            $  0.01      $  0.06      $  0.05
  Net realized and unrealized loss on investments
     and foreign currency                                                             (1.14)       (1.11)       (0.75)
                                                                                    -------      -------      -------
        Total from investment operations                                            $ (1.13)     $ (1.05)     $ (0.70)
                                                                                    -------      -------      -------
Less distributions declared to shareholders --
  From net investment income                                                        $ (0.02)     $ (0.01)     $ (0.04)
  From net realized gain on investments and foreign
     currency transactions                                                               --           --        (0.10)
  In excess of net realized gain on investments and foreign
     currency transactions                                                               --        (0.01)       (0.06)
                                                                                    -------      -------      -------
        Total distributions declared to shareholders                                $ (0.02)     $ (0.02)     $ (0.20)
                                                                                    -------      -------      -------
Net asset value -- end of period                                                    $  8.57      $  9.72      $ 10.79
                                                                                    -------      -------      -------
Total return                                                                         (11.65)%      (9.76)%      (7.53)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                           1.40%        1.36%        1.37%+
  Net investment income                                                                0.15%        0.59%        0.75%+
Portfolio turnover                                                                      148%          71%         101%
Net assets at end of period                                                         $   148      $   168      $   187

@   Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays MFS a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                                 $ (0.07)     $ (0.05)     $ (0.07)
Ratios (to average net assets):
   Expenses##                                                                          2.35%        2.42%        2.96%+
   Net investment loss                                                                (0.80)%      (0.47)%      (0.84)%+


----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

5.  HIGH INCOME SERIES--SERVICE CLASS


                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,      PERIOD ENDED
                                                                                    -------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                 2002         2001        2000*
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $  9.20     $  9.86     $ 10.56
                                                                                    -------     -------     -------
Income from investment operations#@@ --
  Net investment income@                                                            $  0.70     $  0.71     $  0.80
  Net realized and unrealized loss on investments and
     foreign currency                                                                 (0.49)      (0.54)      (1.50)
                                                                                    -------     -------     -------
        Total from investment operations                                            $  0.21     $  0.17     $ (0.70)
                                                                                    -------     -------     -------
Less distributions declared to shareholders from net investment income              $ (0.64)    $ (0.83)    $    --
                                                                                    -------     -------     -------
Net asset value -- end of period                                                    $  8.77     $  9.20     $  9.86
                                                                                    -------     -------     -------
Total return                                                                           2.33%       1.62%      (6.48)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                           1.15%       1.11%       1.15%+
  Net investment income@@                                                              8.16%       8.97%      10.50%+
Portfolio turnover                                                                       68%         64%         70%
Net assets at end of period (000 Omitted)                                           $17,190     $ 3,182     $     0+++

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than
    0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income@@                                                           $  0.70     $  0.70     $  0.82
  Ratios (to average net assets):
     Expenses##                                                                        1.13%       1.21%       1.19%+
     Net investment income@@                                                           8.18%       8.87%      10.46%+

@@  As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting
    Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

+++ Service Class net assets were less than $500.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

6.  INVESTORS GROWTH STOCK SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,       PERIOD ENDED
                                                                                     --------------------    DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002          2001        2000*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $   9.66     $  12.98     $  14.40
                                                                                    --------     --------     --------
Income from investment operations# --
  Net investment income (loss)@                                                     $  (0.02)    $  (0.01)    $   0.01
  Net realized and unrealized loss on investments
     and foreign currency                                                              (2.65)       (3.21)       (1.43)
                                                                                    --------     --------     --------
        Total from investment operations                                            $  (2.67)    $  (3.22)    $  (1.42)
                                                                                    --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                                        $     --     $  (0.01)    $     --
  In excess of net realized gain on investments and foreign
     currency transactions                                                                --        (0.09)          --
                                                                                    --------     --------     --------
        Total distributions declared to shareholders                                $     --     $  (0.10)    $     --
                                                                                    --------     --------     --------
Net asset value -- end of period                                                    $   6.99     $   9.66     $  12.98
                                                                                    --------     --------     --------
Total return                                                                          (27.71)%     (24.83)%      (9.86)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                            1.11%        1.13%        1.11%+
  Net investment income (loss)                                                         (0.25)%      (0.15)%       0.15%+
Portfolio turnover                                                                       214%         265%         248%
Net assets at end of period (000 Omitted)                                           $123,043     $122,857     $ 53,492

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 30, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than
    0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income (loss)                                                            --     $  (0.01)    $   0.01
  Ratios (to average net assets):
     Expenses##                                                                           --         1.12%        1.12%+
     Net investment income (loss)                                                         --        (0.14)%       0.14%+


----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

7.  INVESTORS TRUST SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,      PERIOD ENDED
                                                                                     --------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002          2001        2000*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $  17.07     $  20.97     $  20.90
                                                                                    --------     --------     --------
Income from investment operations# --
  Net investment income                                                             $   0.06     $   0.05     $   0.05
  Net realized and unrealized gain (loss) on investments and foreign currency          (3.65)       (3.37)        0.02+++
                                                                                    --------     --------     --------
     Total from investment operations                                               $  (3.59)    $  (3.32)    $   0.07
                                                                                    --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                                        $  (0.07)    $  (0.09)    $     --
  From net realized gain on investments and foreign currency transactions                 --        (0.35)          --
  In excess of net realized gain on investments and foreign currency transactions         --        (0.14)          --
                                                                                    --------     --------     --------
     Total distributions declared to shareholders                                   $  (0.07)    $  (0.58)    $     --
                                                                                    --------     --------     --------
Net asset value -- end of period                                                    $  13.41     $  17.07     $  20.97
                                                                                    --------     --------     --------
Total return                                                                          (21.15)%     (16.10)%      (0.62)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                            1.11%        1.10%        1.10%+
  Net investment income                                                                 0.41%        0.30%        0.36%+
Portfolio turnover                                                                        71%          84%          71%
Net assets at end of period (000 Omitted)                                           $ 53,623     $ 44,096     $  8,808


----------
* For the period from the inception of the Service Class of shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

8.  MID CAP GROWTH SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,       PERIOD ENDED
                                                                                    ---------------------    DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002          2001        2000*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $   7.92     $   9.72     $  10.00
                                                                                    --------     --------     --------
Income from investment operations# --
  Net investment income (loss)@                                                     $  (0.03)    $  (0.03)    $   0.02
  Net realized and unrealized loss on investments and foreign currency                 (3.41)       (1.67)       (0.30)
                                                                                    --------     --------     --------
        Total from investment operations                                            $  (3.44)    $  (1.70)    $  (0.28)
                                                                                    --------     --------     --------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions           $     --     $  (0.05)    $     --
  In excess of net realized gain on investments and foreign currency transactions         --        (0.05)          --
                                                                                    --------     --------     --------
        Total distributions declared to shareholders                                $     --     $  (0.10)    $     --
                                                                                    --------     --------     --------
Net asset value -- end of period                                                    $   4.48     $   7.92     $   9.72
                                                                                    --------     --------     --------
Total return                                                                          (43.43)%     (17.63)%      (2.80)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                            1.13%        1.11%        1.11%+
  Net investment income (loss)                                                         (0.58)%      (0.32)%       0.25%+
Portfolio turnover                                                                       144%         105%          84%
Net assets at end of period (000 Omitted)                                           $ 14,380     $ 13,929     $  7,033

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                                $ (0.03)     $ (0.03)     $ (0.07)
  Ratios (to average net assets):
     Expenses##                                                                         1.14%        1.16%        2.41%+
     Net investment loss                                                               (0.59)%      (0.37)%      (1.05)%+


----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

9.  NEW DISCOVERY SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,      PERIOD ENDED
                                                                                    ---------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002          2001        2000**
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $  15.22     $  16.59     $  17.73
                                                                                    --------     --------     --------
Income from investment operations# --
  Net investment loss@                                                              $  (0.09)    $  (0.12)    $  (0.07)
  Net realized and unrealized loss on investments and foreign currency                 (4.75)       (0.75)       (1.07)
                                                                                    --------     --------     --------
        Total from investment operations                                            $  (4.84)    $  (0.87)    $  (1.14)
                                                                                    --------     --------     --------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions           $     --     $  (0.34)    $     --
  In excess of net realized gain on investments and foreign currency transactions         --        (0.16)          --
                                                                                    --------     --------     --------
        Total distributions declared to shareholders                                $     --     $  (0.50)    $     --
                                                                                    --------     --------     --------
Net asset value -- end of period                                                    $  10.38     $  15.22     $  16.59
                                                                                    --------     --------     --------
Total return                                                                          (31.80)%      (5.25)%      (6.43)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                            1.28%        1.26%        1.26%+
  Net investment loss                                                                  (0.78)%      (0.82)%      (0.67)%+
Portfolio turnover                                                                        90%          63%          65%
Net assets at end of period (000 Omitted)                                           $176,319     $124,272     $ 42,304

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                                     --*    $  (0.12)    $  (0.08)
  Ratios (to average net assets):
     Expenses##                                                                           --*        1.29%        1.29%+
     Net investment loss                                                                  --*       (0.85)%      (0.70)%+


----------
*   Reimbursement amount does not impact per share amount or ratios.

** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from fees paid indirectly.

10.  RESEARCH SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,       PERIOD ENDED
                                                                                    ---------------------    DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002         2001         2000*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 14.27      $ 20.78       $ 23.13
                                                                                    -------      -------       -------
Income from investment operations# --
  Net investment income (loss)                                                      $  0.04      $  0.00**     $ (0.03)###
  Net realized and unrealized loss on investments and foreign currency                (3.56)       (4.15)        (2.32)
                                                                                    -------      -------       -------
        Total from investment operations                                            $ (3.52)     $ (4.15)      $ (2.35)
                                                                                    -------      -------       -------
Less distributions declared to shareholders --
  From net investment income                                                        $ (0.01)     $    --       $    --
  From net realized gain on investments and foreign currency transactions                --        (2.32)           --
  In excess of net realized gain on investments and foreign currency transactions        --        (0.04)           --
                                                                                    -------      -------       -------
        Total distributions declared to shareholders                                $ (0.01)     $ (2.36)      $    --
                                                                                    -------      -------       -------
Net asset value -- end of period                                                    $ 10.74      $ 14.27       $ 20.78
                                                                                    -------      -------       -------
Total return                                                                         (24.72)%     (21.39)%       (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.10%        1.09%         1.05%+
  Net investment income (loss)                                                         0.32%        0.00%        (0.15)%+
Portfolio turnover                                                                       98%          99%           93%
Net assets at end of period (000 Omitted)                                           $ 6,211      $ 7,601       $ 3,543


----------
* For the period from the inception of the Service Class, May 1, 2000, through December 31, 2000.

**  Per share amount was less than $0.01.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of series shares and the amount of per share net investment income at such time.

11.  STRATEGIC INCOME SERIES--SERVICE CLASS


                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,      PERIOD ENDED
                                                                                    -------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002        2001       2000*
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 10.03     $  9.97     $  9.47
                                                                                    -------     -------     -------
Income from investment operations# --
  Net investment income@@                                                           $  0.44     $  0.45     $  0.32
  Net realized and unrealized gain (loss) on investments and foreign currency          0.36       (0.01)       0.18+++
                                                                                    -------     -------     -------
        Total from investment operations                                            $  0.80     $  0.44     $  0.50
                                                                                    -------     -------     -------
Less distributions declared to shareholders --
  From net investment income                                                        $ (0.38)    $ (0.38)    $    --
                                                                                    -------     -------     -------
Net asset value -- end of period                                                    $ 10.45     $ 10.03     $  9.97
                                                                                    -------     -------     -------
Total return                                                                           8.19%       4.56%       5.39%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                           1.15%       1.12%       1.12%+
  Net investment income@@                                                              4.50%       4.64%       6.57%+
Portfolio turnover                                                                      249%        171%         93%
Net assets at end of period (000 Omitted)                                           $ 3,390     $   339     $    10

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income@@                                                           $  0.42     $  0.43     $  0.31
  Ratios (to average net assets):
     Expenses##                                                                        1.35%       1.32%       1.25%+
     Net investment income@@                                                           4.30%       4.44%       6.44%+


----------
* For the period from the inception of the Service Class share operations, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

@@ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

12.  TOTAL RETURN SERIES--SERVICE CLASS


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,     PERIOD ENDED
                                                                                    ---------------------  DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002         2001        2000*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $  18.54     $  19.56     $ 17.07
                                                                                    --------     --------     -------
Income (loss) from investment operations#@@ --
  Net investment income                                                             $   0.40     $   0.45     $  0.41
  Net realized and unrealized gain (loss) on investments and foreign currency          (1.36)       (0.44)       2.08
                                                                                    --------     --------     -------
        Total from investment operations                                            $  (0.96)    $   0.01     $  2.49
                                                                                    --------     --------     -------
Less distributions declared to shareholders --
  From net investment income                                                        $  (0.29)    $  (0.41)    $    --
  From net realized gain on investments and foreign currency transactions              (0.24)       (0.62)         --
                                                                                    --------     --------     -------
        Total distributions declared to shareholders                                $  (0.53)    $  (1.03)    $    --
                                                                                    --------     --------     -------
Net asset value -- end of period                                                    $  17.05     $  18.54     $ 19.56
                                                                                    --------     --------     -------
Total return                                                                           (5.35)%       0.02%      13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                            1.10%        1.09%       1.15%+
  Net investment income@@                                                               2.37%        2.44%       3.14%+
Portfolio turnover                                                                        73%          98%         76%
Net assets at end of period (000 Omitted)                                           $175,535     $ 40,191     $ 3,553


----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

13.  UTILITIES SERIES--SERVICE CLASS


                                                                                         YEAR ENDED
                                                                                         DECEMBER 31,     PERIOD ENDED
                                                                                    -------------------   DECEMBER 31,
SERVICE CLASS SHARES                                                                  2002        2001       2000*
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $ 15.90     $ 23.57     $ 23.19
                                                                                    -------     -------     -------
Income from investment operations#@@ --
  Net investment income                                                             $  0.28     $  0.30     $  0.29
  Net realized and unrealized gain (loss) on investments and foreign currency         (3.87)      (5.49)       0.09
                                                                                    -------     -------     -------
        Total from investment operations                                            $ (3.59)    $ (5.19)    $  0.38
                                                                                    -------     -------     -------
Less distributions declared to shareholders --
  From net investment income                                                        $ (0.33)    $ (0.68)    $    --
  From net realized gain on investments and foreign currency transactions                --       (1.76)         --
  In excess of net realized gain on investments and foreign currency transactions        --       (0.04)         --
                                                                                    -------     -------     -------
        Total distributions declared to shareholders                                $ (0.33)    $ (2.48)    $    --
                                                                                    -------     -------     -------
Net asset value -- end of period                                                    $ 11.98     $ 15.90     $ 23.57
                                                                                    -------     -------     -------
Total return                                                                         (22.90)%    (24.44)%      1.64%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.19%       1.13%       1.11%+
  Net investment income@@                                                              2.20%       1.73%       1.85%+
Portfolio turnover                                                                      102%        102%        111%
Net assets at end of period (000 Omitted)                                           $43,101     $32,211     $ 4,127


----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

14.  VALUE SERIES--SERVICE CLASS


                                                                               PERIOD ENDED
SERVICE CLASS                                                               DECEMBER 31, 2002*
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                           $10.00
                                                                                 ------
Income from investment operations# --
  Net investment income@                                                         $ 0.12
  Net realized and unrealized loss on investments and foreign currency            (1.50)
                                                                                 ------
        Total from investment operations                                         $(1.38)
                                                                                 ------
Net asset value -- end of period                                                 $ 8.62
                                                                                 ------
Total return                                                                     (13.80)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                       1.15%+
  Net investment income                                                            1.44%+
Portfolio turnover                                                                  102%
Net assets at end of period (000 Omitted)                                        $3,735

@   Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

  Net investment loss                                                            $(0.05)
  Ratios (to average net assets):
     Expenses##                                                                    3.19%+
     Net investment loss                                                          (0.60)%+


----------
* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

APPENDIX A                                                           BOND SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X
    Short Sales                                                               --
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                          CAPITAL OPPORTUNITIES SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                EMERGING GROWTH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X

     Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                                           X

    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                  GLOBAL EQUITY SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                     --
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                   --
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                  --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                    HIGH INCOME SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

     DEBT SECURITIES
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                      --
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                     --

     Loans and Other Direct Indebtedness                                       X

     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                  --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowing                                                        X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                INVESTORS TRUST SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                    --
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                 MID CAP GROWTH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                               --
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                      --
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                  NEW DISCOVERY SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
       Loans and Other Direct Indebtedness                                    --
       Lower Rated Bonds                                                       X
       Municipal Bonds                                                        --
       U.S. Government Securities                                              X
       Variable and Floating Rate Obligations                                  X
       Zero Coupon Bonds, Deferred Interest Bonds and PIK
         Bonds                                                                 X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                       RESEARCH SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                      --
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                          --
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
        Bonds                                                                 --
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                               STRATEGIC INCOME SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                          X
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X

    Short Sales                                                                X

    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                   TOTAL RETURN SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                          X
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
     "Yield Curve" Options                                                     X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                      UTILITIES SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES                                                   X
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

APPENDIX A                                                          VALUE SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     Asset-Backed Securities                                                   X
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                               X
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                        X
       Stripped Mortgage-Backed Securities                                     X
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                       X
     Lower Rated Bonds                                                         X
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                          X
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                               X
     Depositary Receipts                                                       X
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                          X
     Foreign Securities                                                        X
    Forward Contracts                                                          X
    Futures Contracts                                                          X
    Indexed Securities/Structured Products                                     X
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End                                                                  X
     Closed-End                                                                X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                             X
     Options on Futures Contracts                                              X
     Options on Securities                                                     X
     Options on Stock Indices                                                  X
     Reset Options                                                             X
    "Yield Curve" Options                                                      X
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                   X
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                   X

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2003, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-343-2829, EXT. 3500
    Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The trust's Investment Company Act file number is 811-8326




                                                   MSG 11/98 224M 90/290/390/890

MFS(R) VARIABLE INSURANCE TRUST(SM)

MAY1,2003

[MFS(R) INVESTMENT MANAGEMENT LOGO]          STATEMENT OF ADDITIONAL INFORMATION

MFS(R) VARIABLE INSURANCE TRUST(SM)
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 2003, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


This SAI relates to the 15 Series of the Trust identified on pages three and four hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts") and to qualified retirement and pension plans ("Plans"). Participating Insurance Companies and sponsors of Plans ("Plan Sponsors") may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectus for those Participating Insurance Companies and Plans will be revised to describe only those Series offered. Therefore, while certain versions of the Trust's Prospectus will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses in which case information concerning these other Series contained herein should be disregarded.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION


TABLE OF CONTENTS                                                                            Page

I     General Information and Definitions                                                     3

II    Distribution Plan Payments                                                              3

III   Investment Techniques, Practices and Risks                                              3

IV    Investment Restrictions                                                                 4

V     Management of the Trust                                                                 5

      Trustees and Officers -- Identification and Background                                  5

      Share Ownership                                                                         5

      Trustee Compensation and Committees                                                     9

      Investment Adviser                                                                     10

      Investment Advisory Agreement                                                          10

      Administrator                                                                          12

      Custodian                                                                              12

      Shareholder Servicing Agent                                                            12

      Distributor                                                                            13

VI    Distribution Plan                                                                      13

VII   Portfolio Transactions and Brokerage Commissions                                       13

VIII  Tax Status                                                                             15

IX    Net Income and Distributions                                                           16

X     Determination of Net Asset Value; Performance Information                              17

XI    Description of Shares, Voting Rights and Liabilities                                   19

XII   Independent Auditors and Financial Statements                                          20

      Appendix A--Trustees and Officers -- Identification and Background                     A-1

      Appendix B--Committees                                                                 B-1

      Appendix C--Trustees' Ownership of Series Shares                                       C-1

      Appendix D--Investment Techniques, Practices and Risks                                 D-1

      Appendix E--Description of Bond Ratings                                                E-1

      Appendix F--Performance Quotations                                                     F-1

      Appendix G--Distribution Plan Payments                                                 G-1

I   GENERAL INFORMATION AND DEFINITIONS

    MFS Variable Insurance Trust (the "Trust") organized in 1994 is a professionally managed open-end management investment company (a "mutual fund") consisting of 15 separate series (individually or collectively hereinafter referred to as a "Series" or the "Series"):


    MFS Bond Series (the "Bond Series").*

    MFS Capital Opportunities Series (the "Capital Opportunities Series").*


    MFS Emerging Growth Series (the "Emerging Growth Series").*


    MFS Global Equity Series (the "Global Equity Series").*

    MFS High Income Series (the "High Income Series").*

    MFS Investors Growth Stock Series (the "Investors Growth Stock Series").*

    MFS Investors Trust Series (the "Investors Trust Series").*

    MFS Mid Cap Growth Series (the "Mid Cap Growth Series").

    MFS Money Market Series (the "Money Market Series")*.

    MFS New Discovery Series (the "New Discovery Series").*

    MFS Research Series (the "Research Series").*

    MFS Strategic Income Series (the "Strategic Income Series").

    MFS Total Return Series (the "Total Return Series").*


    MFS Utilities Series (the "Utilities Series").


    MFS Value Series (the "Value Series")*.


    ----------
    *Diversified Series of the Trust. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

    The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Capital Opportunities Series was previously known as the "Value Series" until its name was changed on May 1, 1999. That Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Investors Trust Series was previously known as the Growth With Income Series until its name was changed on May 1, 2001. The Investors Growth Stock Series was previously known as the Growth Series until its name was changed on May 1, 2001. The Strategic Income Series was previously known as the Global Governments Series until it changed its name on April 30, 2002. The Global Governments Series was previously known as the "World Governments Series" until its name was changed on May 1, 1999.

    Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

II  DISTRIBUTION PLAN PAYMENTS

    Payments made by the Series under the Series Class Distribution Plan for its most recent fiscal year end are set forth in APPENDIX G to this SAI.

III INVESTMENT TECHNIQUES, PRACTICES AND RISKS

    The investment objective and investment policies of each Series are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Series may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX D to this SAI. The following percentage limitations apply to certain of these investment techniques and practices:


  INVESTMENT                                PERCENTAGE LIMITATION
  LIMITATION                                (BASED ON NET ASSETS)
-----------------------------------------------------------------------
1.    BOND SERIES:
      Dollar and Non-Dollar Denominated
      Foreign Securities:                   up to 35%
      Non-Dollar Denominated
      Non-Canadian Foreign Securities       10%
      Lower Rated Bonds:                    up to (but not including) 20%
      Short Sales:                          5%

2.    CAPITAL OPPORTUNITIES SERIES:
      Foreign Securities:                   35%
      Lower Rated Bonds:                    up to (but not including) 10%
      Short Sales:                          5%

3.    EMERGING GROWTH SERIES:
      Foreign Securities (including
      Emerging Market Securities):          up to (but not including) 20%
      Lower Rated Bonds:                    up to (but not including) 10%
      Short Sales:                          5%

4.    GLOBAL EQUITY SERIES:
      Foreign Securities:                   100%
      Short Sales:                          5%

5.    HIGH INCOME SERIES:
      Foreign Securities:                   25%
      Emerging Markets:                     5%
      Lower Rated Bonds:                    100%
      Short Sales:                          5%

6.    INVESTORS GROWTH STOCK SERIES:
      Foreign Securities:                   35%
      Short Sales:                          5%

7.    INVESTORS TRUST SERIES:
      Foreign Securities:                   up to (but not including) 20%
      Short Sales:                          5%

8.    MID CAP GROWTH SERIES:
      Foreign Securities:                   up to (but not including) 20%
      Lower Rated Bonds:                    up to (but not including) 10%
      Short Sales:                          15%

  INVESTMENT                                PERCENTAGE LIMITATION
  LIMITATION                                (BASED ON NET ASSETS)
-----------------------------------------------------------------------
9.    MONEY MARKET SERIES:
      U.S. dollar-denominated securities
      of foreign issuers                    up to 35%
      Bank obligations where the
      issuing bank has capital,
      surplus and undivided profits less
      than or equal to $100 million:        10%
      Short Sales:                          5%

10.   NEW DISCOVERY SERIES:
      Foreign Securities:                   up to (but not including) 20%
      Lower Rated Bonds:                    up to (but not including) 10%
      Short Sales:                          15%

11.   RESEARCH SERIES:
      Foreign Securities:                   up to (but not including) 20%
      Lower Rated Bonds:                    up to (but not including) 10%
      Short Sales:                          5%

12.   STRATEGIC INCOME SERIES:
      Foreign Securities:                   may not exceed 50%
      Lower Rated Bonds:                    up to 100%
      Short Sales:                          5%

13.   TOTAL RETURN SERIES:
      Foreign Securities:                   up to (but not including) 20%
      Lower Rated Bonds:                    up to (but not including) 20%
      Short Sales:                          5%

14.   UTILITIES SERIES:
      Foreign Securities:                   35%
      Lower Rated Bonds:                    up to (but not including) 20%
      Short Sales:                          5%

15.   VALUE SERIES:
      Foreign Securities                    35%
      Lower Rated Bonds                     up to (but not including) 10%
      Short Sales:                          5%


IV  INVESTMENT RESTRICTIONS

    Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

    As fundamental policies, each Series may not:

    (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

    (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

    (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

    (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

    Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

V   MANAGEMENT OF THE TRUST

    TRUSTEES/OFFICERS -- BOARD OVERSIGHT

    The Board of Trustees which oversees all of the Series in the Trust provides broad supervision over the affairs of each Series. The Adviser is responsible for the investment management of each Series assets, and the officers of the Trust are responsible for its operations.

    TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

    The identification and background of the Trustees and Officers of the Trust are set forth in APPENDIX A to this SAI.

    SHARE OWNERSHIP


    As of April 1, 2003, all Trustees and officers as a group owned less than 1% of each Series. Information concerning the value of each Trustee's share ownership in each Series overseen and, on an aggregate basis, in all MFS Funds overseen, is set forth in Appendix C to this SAI.

    The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of April 1, 2003 and are therefore presumed to control that series:

    25% OR GREATER OWNERSHIP



                                                                                                APPROXIMATE
                                                                                                   % OF
                                                 NAME AND ADDRESS                               OUTSTANDING
   SERIES                                         OF SHAREHOLDER                                SHARES OWNED
   ------                                         --------------                                ------------
Bond Series                                 First Citicorp Life Insurance Company                   26.45%
                                            c/o Travelers Life & Annuity Co.
                                            Attn: Shareholder Accounting
                                            1 Tower Sq. #6MS
                                            Hartford, CT 06183-0001

Capital                                     Hartford Life & Annuity Insurance                       47.42%
Opportunities                               c/o Separate Account Seven
Series                                      Attn: David Ten Broeck
                                            200 Hopmeadow St.
                                            Simsbury, CT 06089

Global Equity                               Hartford Life & Annuity Insurance                       73.82%
Series                                      c/o Separate Account Seven
                                            Attn: David Ten Broeck
                                            200 Hopmeadow St.
                                            Simsbury, CT 06089


High Income                                 Hartford Life & Annuity Insurance                       45.57%
Series                                      c/o Separate Account Seven
                                            Attn: David Ten Broeck
                                            200 Hopmeadow St.
                                            Simsbury, CT 06089

Investors Growth                            Hartford Life & Annuity Insurance                       28.44%
Stock Series                                c/o Separate Account Seven
                                            Attn: David Ten Broeck
                                            200 Hopmeadow St.
                                            Simsbury, CT 06089

Mid Cap                                     Hartford Life & Annuity Ins. Co.                        67.51%
Growth Series                               Separate Account Seven
                                            Attn: Dave Ten Broeck
                                            PO Box 2999
                                            Hartford, CT 06104-2999

Money Market                                First Citicorp Life Insurance Company                   83.93%
Series                                      c/o Travelers Life & Annuity Co.
                                            Attn: Shareholder Accounting
                                            1 Tower Sq. #6MS
                                            Hartford, CT 06183-0001

Research                                    Merrill Lynch Life Insurance Co.                        26.84%
Series                                      Retirement Plus                                     of Initial
                                            4804 Deer Lake Dr. East                                  Class
                                            Building 3 FL 4
                                            Jacksonville, FL 32246-6484

Total Return                                Hartford Life & Annuity Insurance                       32.33%
Series                                      C/O Separate Account Seven                          of Initial
                                            Attn: David Ten Broeck                                   Class
                                            200 Hopmeadow Street
                                            Simsbury, CT 06089-9793

Value Series                                LPLA Separate Account One                               45.69%
                                            3101 Poplarwood Ct Ste 300
                                            Raleigh, NC 27604-1045



    5% OR GREATER OWNERSHIP

    The following table identifies those investors who own 5% or more of a Series' shares by class as of April 1, 2003:



                                                                                               APPROXIMATE
                                                                                                  % OF
                                                              NAME AND ADDRESS                 OUTSTANDING
     SERIES                                                    OF SHAREHOLDER                  SHARES OWNED
     ------                                                    --------------                  ------------
Bond Series                                          First Citicorp Life Insurance Company         26.95%
                                                     c/o Travelers Life & Annuity Co.          of Initial
                                                     Attn: Shareholder Accounting                   Class
                                                     1 Tower Sq. #6MS
                                                     Hartford, CT 06183-0001

                                                     Kansas City Life Insurance Company            17.80%
                                                     Variable Annuity                          of Initial
                                                     P.O. Box 419139                                Class
                                                     Kansas City, MO 64141-6139

                                                     Keyport Life Insurance Company                12.54%
                                                     125 High Street                           of Initial
                                                     Boston, MA 02110-2704                          Class

                                                     Citicorp Life Insurance Company                6.79%
                                                     c/o Travelers Life & Annuity Co.          of Initial
                                                     Attn: Shareholder Accounting                   Class
                                                     1 Tower Sq. #6MS
                                                     Hartford, CT 06183-0001

                                                     Allstate Financial Advisors                    6.66%
                                                     Nebraska Service Center                   of Initial
                                                     2940 S 84th Street                             Class
                                                     Lincoln, NE 68506-4142

                                                     Guardian Insurance & Annuity Co.              99.96%
                                                     Equity Accounting 3-S                     of Service
                                                     3900 Burgess Place                             Class
                                                     Bethlehem, PA 18071-9097#

Capital Opportunities
Series                                               Hartford Life & Annuity Insurance             50.97%
                                                     Separate Account Seven                    of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     United of Omaha                               12.85%
                                                     Life Insurance Company                    of Initial
                                                     Mutual of Omaha Plaza                          Class
                                                     Omaha, NE 68175-0001

                                                     Hartford Life Insurance Company               10.22%
                                                     c/o Separate Account Seven                of Initial
                                                     Attn David Ten Broeck                          Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                                                               APPROXIMATE
                                                                                                  % OF
                                                              NAME AND ADDRESS                 OUTSTANDING
     SERIES                                                    OF SHAREHOLDER                  SHARES OWNED
     ------                                                    --------------                  ------------
                                                     American Franklin                              7.66%
                                                     Life Insurance Company                    of Initial
                                                     Equibuilder                                    Class
                                                     c/o American General
                                                     Life Insurance Company
                                                     Attn: Debbie Kerai
                                                     P.O. Box 1591
                                                     Houston, TX 77251-1591

                                                     Integrity Life Ins Co                         45.65%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     Lincoln Life Account M, LVUL-DB               20.91%
                                                     Lincoln Life Mut Fd Admn                  of Service
                                                     Area 6H-02                                     Class
                                                     1300 S Clinton Street
                                                     Forte Wayne, IN 46802-3518

                                                     Guardian Insurance &                          17.21%
                                                     Annuity Co Inc                            of Service
                                                     A/C Guardian Sep A/C F                         Class
                                                     Attn Paul Iannelli 3-S
                                                     3900 Burgess Pl
                                                     Bethlehem, PA 18017-9097

                                                     National Integrity Life Ins Co                10.79%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

Emerging Growth
Series                                               Pruco Life of Arizona                         19.13%
                                                     Flexible Premium Variable                 of Initial
                                                     Annuity Account                                Class
                                                     213 Washington Street
                                                     Floor 7
                                                     Newark, NJ 07102-2917

                                                     Merrill Lynch Life Insurance Company          15.45%
                                                     4804 Deer Lake Drive East                 of Initial
                                                     Building 3, Floor 4                            Class
                                                     Jacksonville, FL 32246-6484

                                                     CUNA Mutual Life Insurance Company             5.84%
                                                     Variable Annuity Account                  of Initial
                                                     2000 Heritage Way                              Class
                                                     Waverly, IA 50677-9208

                                                     Union Central Life Insurance Company           5.40%
                                                     Group Annuity Mutual Funds-Station 3      of Initial
                                                     1876 Waycross Road                             Class
                                                     Cincinnati, OH 45240-2899

                                                     Hartford Life & Annuity Insurance              5.35%
                                                     C/O Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow Street
                                                     Simsbury, CT 06089-9793

                                                     Keyport Life Insurance Co                     27.53%
                                                     125 High St                               of Service
                                                     Boston, MA 02110-2704                          Class

                                                     Lincoln Life Account M,                       17.03%
                                                     LVUL-DB Lincoln Life Mut FD               of Service
                                                     Admn Area 6H-02                                Class
                                                     1300 S Clinton St
                                                     Fort Wayne, IN 46802-3518

                                                     Integrity Life Ins Co                         11.64%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     National Integrity Life Ins Co                 7.39%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     Nationwide Insurance Co NWPP                   6.19%
                                                     c/o IPO Portfolio Accounting              of Service
                                                     Attn: Charles Maxwell                          Class
                                                     5900 Park One PW-02-04
                                                     Dublin, OH 43016)

                                                     Keyport Benefit Life                           6.10%
                                                     125 High St                               of Service
                                                     Boston, MA 02110-2704                          Class

                                                     Guardian Insurance &                           6.05%
                                                     Annuity Co Inc                            of Service
                                                     A/C Guardian SEP A/C F                         Class
                                                     Attn Paul Iannelli 3-S
                                                     3900 Burgess Pl
                                                     Bethlehem, PA 18017-9097

                                                     Provident Mutual Life & Annuity Co             5.68%
                                                     of America Variable                       of Service
                                                     Annuity SA                                     Class
                                                     PO Box 1717
                                                     Valley Forge, PA 19482-1717

Global Equity                                        Hartford Life & Annuity Insurance             73.82%
                                                     c/o Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     Hartford Life Insurance Company               19.96%
                                                     Separate Account Seven                    of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     Paragon Life Insurance                         5.32%
                                                     190 Carondelet Plaza                      of Initial
                                                     Saint Louis, MO 63105-3443                     Class

                                                     MFS Service Center                              100%
                                                     Attn: Corp. Actions 10th Fl               of Service
                                                     500 Boylston St.                               Class
                                                     Boston, MA 02116-3740

High                                                 Hartford Life & Annuity Insurance             51.77%
Income Series                                        c/o Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     Hartford Life Insurance Company               14.04%
                                                     Separate Account Seven                    of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St
                                                     Weatogue, CT06089-9793

                                                     United of Omaha                                8.39%
                                                     Life Insurance Company                    of Initial
                                                     Mutual of Omaha Plaza                          Class
                                                     Omaha, NE 68175-0001

                                                     Union Central Life Insurance Company           5.46%
                                                     Group Annuity                             of Initial
                                                     Mutual Funds--Station 3                        Class
                                                     1876 Waycross Road
                                                     Cincinnati, OH 45240-2899

                                                     MetLife Investors Insurance Co.                5.02%
                                                     Variable Annuity A/C One                  of Initial
                                                     Attn: Shar Nevenhoven                          Class
                                                     4700 Westown Parkway, Suite 200
                                                     W. Des Moines, IA 50266-6718

                                                                                               APPROXIMATE
                                                                                                  % OF
                                                              NAME AND ADDRESS                 OUTSTANDING
     SERIES                                                    OF SHAREHOLDER                  SHARES OWNED
     ------                                                    --------------                  ------------
                                                     MetLife Investors                             86.98%
                                                     Annuity Account One                       of Service
                                                     Attn: Shar Nevenhoven                          Class
                                                     4700 Westown Pkwy Ste 200
                                                     W. Des Moines, IA 50266-6718

                                                     MetLife Investors                              7.06%
                                                     Variable Annuity Account Five             of Service
                                                     Attn: Stacie Gannon                            Class
                                                     4700 Westown Pkwy Ste 200
                                                     W. Des Moines, IA 50266-6718

                                                     Sage Life Assurance of America Inc             5.36%
                                                     300 Atlantic Street STE 302               of Service
                                                     Stamford, CT 06901-3539                        Class

Investors Growth
Stock Series                                         Hartford Life & Annuity Insurance             57.52%
                                                     c/o Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     Hartford Life Insurance Company               11.67%
                                                     Separate Account Seven                    of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     John Hancock Variable Account H               11.30%
                                                     John Hancock Place                        of Initial
                                                     Boston, MA 02117                               Class

                                                     John Hancock Variable Account JF               5.53%
                                                     John Hancock Place                        of Initial
                                                     Boston, MA 02117                               Class

                                                     Protective Variable Annuity                    8.37%
                                                     PO Box 2606                               of Initial
                                                     Birmingham, AL 35202-2606                      Class

                                                     IDS Life Insurance Company                    27.23%
                                                     Rava-2MG-American Express                 of Service
                                                     222 AXP Financial Center                       Class
                                                     Minneapolis, MN 55474-0001

                                                     IDS Life Insurance Company                    24.05%
                                                     Rava-2MG-American Express                 of Service
                                                     222 AXP Financial Center                       Class
                                                     Minneapolis, MN 55474-0001

                                                     GE Life and Annuity                           13.85%
                                                     Assurance Company                         of Service
                                                     Attn: Variable Accounting                      Class
                                                     6610 W Broad St
                                                     Richmond, VA 23230-1702

                                                     IDS Life Insurance Corp                       12.31%
                                                     340 AXP Financial Center                  of Service
                                                     Minneapolis, MN 55474-0001                     Class

                                                     Keyport LIfe Insurance Co                      7.19%
                                                     125 High St                               of Service
                                                     Boston, MA 02110-2704                          Class

Investors
Trust Series                                         Hartford Life & Annuity Insurance             21.96%
                                                     c/o Separate Account Seven                of Initial
                                                     Attn David Ten Broeck                          Class
                                                     200 Hopmeadow St
                                                     Simsbury, CT 06089-9793

                                                     Protective Variable Annuity                   13.05%
                                                     PO Box 2606                               of Initial
                                                     Birmingham, AL 35202-2606                      Class

                                                     New York Life Insurance and Annuity            7.81%
                                                     Corporation (NYLIAC)                      of Initial
                                                     169 Lackawanna Ave                             Class
                                                     Parsippany, NJ 07054-1100

                                                     Guardian Insurance & Annuity Co., Inc.         7.09%
                                                     A/C Guardian SEP A/C E-VA                 of Initial
                                                     75 c/o Equity Accounting                       Class
                                                     3S-18 3900 Burgess Place
                                                     Bethlehem, PA 18017-9097

                                                     C M Life Insurance Co                          5.16%
                                                     Fund Operations-N256                      of Initial
                                                     1295 State St                                  Class
                                                     Springfield, MA 01111-0002

                                                     Metlife Investors                             28.72%
                                                     Annuity Account One                       of Service
                                                     Attn Shar Nevenhoven                           Class
                                                     4700 Westown PKWY STE 200
                                                     W Des Moines, IA 50266-6718

                                                     GE Life and Annuity Assurance                 27.30%
                                                     Company                                   of Service
                                                     Attn Variable Accounting                       Class
                                                     6610 W Broad St
                                                     Richmond, VA 23230-1702

                                                     Keyport Life Insurance Co                     19.84%
                                                     125 High St                               of Service
                                                     Boston, MA 02110-2704                          Class

Mid Cap                                              Hartford Life & Annuity Ins. Co.              84.01%
Growth Series                                        Separate Account Seven                    of Initial
                                                     Attn: Dave Ten Broeck                          Class
                                                     PO Box 2999
                                                     Hartford, CT 06104-2999

                                                     Hartford Life Insurance Company               13.29%
                                                     Separate Account Seven                    of Initial
                                                     Attn: Dave Ten Broeck                          Class
                                                     PO Box 2999
                                                     Hartford, CT 06104-2999

                                                     Integrity Life Ins Co                         26.08%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     AllAmerica Financial Life Insurance           23.13%
                                                     and Annuity Company                       of Service
                                                     Attn: Separate Accts S-310                     Class
                                                     440 Lincoln Street
                                                     Worcester, MA 01653-0002

                                                     Nationwide Insurance Co. NWVA7                15.37%
                                                     c/o IPO Portfolio Accounting              of Service
                                                     P.O. Box 182029                                Class
                                                     Columbus, Ohio 43218-2029

                                                     Nationwide Insurance Co. NWVA9                12.22%
                                                     c/o IPO Portfolio Accounting              of Service
                                                     P.O. Box 182029                                Class
                                                     Columbus, Ohio 43218-2029

                                                     National Integrity Life Ins Co                 7.82%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     Ohio National Financial Services               6.83%
                                                     1 Financial Way                           of Service
                                                     Cincinnati, Ohio 45242-5851                    Class

                                                                                               APPROXIMATE
                                                                                                  % OF
                                                              NAME AND ADDRESS                 OUTSTANDING
     SERIES                                                    OF SHAREHOLDER                  SHARES OWNED
     ------                                                    --------------                  ------------
                                                     Citicorp Life Insurance Company              15.01%
                                                     c/o Travelers Life & Annuity Co.          of Series
                                                     Attn: Shareholder Accounting
                                                     1 Tower Sq. #6MS
                                                     Hartford, CT 06183-0001

New Discovery                                        Hartford Life & Annuity Insurance             27.84%
Series                                               c/o Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow St.
                                                     Simsbury, CT 06089

                                                     John Hancock Variable Account                  8.76%
                                                     John Hancock Place                        of Initial
                                                     Boston, MA 02117                               Class

                                                     Ameritas Life Insurance Company                6.33%
                                                     Separate Account VA-2 (Annuity)           of Initial
                                                     Attn: G. Nguyen                                Class
                                                     5900 O St.
                                                     Lincoln, NE 68510-2234

                                                     Protective Variable Annuity                    5.63%
                                                     PO Box 10648                              of Initial
                                                     Birmingham, AL 35202-0648                      Class

                                                     Hartford Life Insurance Company                5.43%
                                                     Separate Account Seven                    of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow Street
                                                     Weatogue, CT 06089-9793

                                                     IDS Life Insurance Company                    19.57%
                                                     Rava-2MD-American Express                 of Service
                                                     222 AXP Financial Center                       Class
                                                     Minneapolis, MN 55474-0001

                                                     IDS Life Insurance Company                    17.06%
                                                     Rava-1MD-American Express                 of Service
                                                     222 AXP Financial Center                       Class
                                                     Minneapolis, MN 55474-0001

                                                     Metlife Investors                             10.78%
                                                     Annuity Account One                       of Service
                                                     Attn Shar Nevenhoven                           Class
                                                     4700 Westown PKWY STE 200
                                                     W Des Moines, IA 50266-5718

                                                     GE Life and Annuity Assurance                  9.43%
                                                     Company Attn Variable Accounting          of Service
                                                     6610 W Broad St                                Class
                                                     Richmond, VA 23230-1702

                                                     IDS Life Insurance Corp                        9.21%
                                                     340 AXP Financial Center                  of Service
                                                     Minneapolis, MN 55474-0001                     Class

                                                     AUSA Life Insurance Co                         7.98%
                                                     Transamerica Landmark VAR Annuity         of Service
                                                     4333 Edgewood Road NE                          Class
                                                     Attn: FMG Accounting MS 4410
                                                     Cedar Rapids, IA 52499-0001

Research                                             Merrill Lynch Life Insurance Co.              27.15%
Series                                               Retirement Plus                           of Initial
                                                     4804 Deer Lake Dr. East                        Class
                                                     Building 3 FL 4
                                                     Jacksonville, FL 32246-6484

                                                     Pruco Life of Arizona                          8.86%
                                                     Flexible Premium Variable                 of Initial
                                                     Annuity Account                                Class
                                                     213 Washington Street
                                                     Floor 7
                                                     Newark, NJ 07102-2917

                                                     New York Life Insurance and Annuity            7.98%
                                                     Corporation (NYLIAC)                      of Initial
                                                     169 Lackawanna Ave                             Class
                                                     Parsippany, NJ 07054-1100

                                                     Protective Variable Annuity                    6.87%
                                                     P.O. Box 2606                             of Initial
                                                     Birmingham, AL 35202-2606                      Class

                                                     Lincoln Life Account M, LVUL-DB               35.19%
                                                     Lincoln Life Mut FD Admn                  of Service
                                                     Area 6H-02                                     Class
                                                     1300 S Clinton St
                                                     Fort Wayne, IN 46802-3518

                                                     Metlife Investors                             20.53%
                                                     Annuity Account One                       of Service
                                                     Attn Shar Nevenhoven                           Class
                                                     4700 Westown PKWY STE 200
                                                     W Des Moines, IA 50266-5718

                                                     AUSA Life Insurance Co                         8.87%
                                                     Retirement Income Builder III             of Service
                                                     4333 Edgewood Road NE                          Class
                                                     Attn: FMG Accounting MS 4410
                                                     Cedar Rapids, IA 52499-0001

                                                     Provident Mutual Life & Annuity Co             8.66%
                                                     of America Variable                       of Service
                                                     Annuity SA                                     Class
                                                     PO Box 1717
                                                     Valley Forge, PA 19482-1717

                                                     Integrity Life Ins Co.                         8.05%
                                                     515 W. Market Street                      of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     Glenbrook Life and Annuity Company             5.83%
                                                     300 N Milwaukee Suite AN2S                of Service
                                                     Vernon Hills, IL 60061-1533                    Class

Strategic                                            Ameritas Life Insurance Company               22.94%
Income Series                                        Separate Account VA-2 (Annuity)           of Initial
                                                     Attn: Giang Nguyen                             Class
                                                     5900 O Street
                                                     Lincoln, NE 68510-2252

                                                     United of Omaha                               22.05%
                                                     Life Insurance Company                    of Initial
                                                     Attn: Product Accounting                       Class
                                                     Reporting 11 Fl
                                                     Mutual of Omaha Plaza
                                                     Omaha, NE 68175-0001

                                                     CUNA Mutual Life Insurance Co.                15.18%
                                                     Variable Annuity Account                  of Initial
                                                     2000 Heritage Way                              Class
                                                     Waverly, IA 50677-9208

                                                     ING Life Insurance & Annuity Co                7.63%
                                                     Central Valuation TN41                    of Initial
                                                     151 Farmington Ave RTAN                        Class
                                                     Hartford, CT 06156-001

                                                     Ameritas Life Insurance Company                5.99%
                                                     Separate Account V (Life)                 of Initial
                                                     Attn: Giang Nguyen                             Class
                                                     5900 O Street
                                                     Lincoln, NE 68510-2252

                                                     Metlife Investors                             66.39%
                                                     Annuity Account One                       of Service
                                                     Attn Shar Nevenhoven                           Class
                                                     4700 Westown PKWY STE. 200
                                                     W. Des Moines, IA 50266-5718

                                                                                               APPROXIMATE
                                                                                                  % OF
                                                              NAME AND ADDRESS                 OUTSTANDING
     SERIES                                                    OF SHAREHOLDER                  SHARES OWNED
     ------                                                    --------------                  ------------
                                                     Guardian Insurance & Annuity Co. Inc.         17.73%
                                                     A/C Guardian Sep A/C F                    of Service
                                                     Attn: Paul Iannelli 3-S                        Class
                                                     3900 Burgess Pl
                                                     Bethlehem, PA 18017-9097

                                                     Guardian Insurance &Annuity Co                 7.98%
                                                     Attn: Paul Iannelli                       of Service
                                                     Equity Accounting 3-S                          Class
                                                     3900 Burgess Place
                                                     Bethlehem, PA 18017-9907

                                                     Metlife Investors                              5.02%
                                                     Variable Annuity Account Five             of Service
                                                     Attn: Stacie Gannon                            Class
                                                     4700 Westown PKWY Ste 200
                                                     W. Des Moines, IA 50266-6718

Total                                                Hartford Life & Annuity Insurance             38.64%
Return Series                                        C/O Separate Account Seven                of Initial
                                                     Attn: David Ten Broeck                         Class
                                                     200 Hopmeadow Street
                                                     Simsbury, CT 06089-9793

                                                     ING Life Insurance & Annuity Co               11.55%
                                                     Central Valuation TN41                    of Initial
                                                     151 Farmington Ave RTAN                        Class
                                                     Hartford, CT 06156-001

                                                     Protective Variable Annuity                    8.74%
                                                     P.O. Box 2606                             of Initial
                                                     Birmingham, AL 35202-2606                      Class

                                                     Lincoln Life Account M, LVUL-DB                6.72%
                                                     Lincoln Life Mutual FD                    of Initial
                                                     Admin Area 6-H02 1300 S                        Class
                                                     Clinton St.
                                                     Fort Wayne, IN 46802-3506

                                                     Hartford Life Insurance Company                6.29%
                                                     Separate Account Seven                       Initial
                                                     Attn: David Ten Broek                          Class
                                                     200 Hopmeadow Street
                                                     Weatogue, CT 06089-9793

                                                     Lincoln Life Account M-LVUL DB                20.07%
                                                     Lincoln Life Mut FD                       of Service
                                                     ADMN Area 6H-02                                Class
                                                     1300 S Clinton St.
                                                     Fort Wayne, IN 46802-3518

                                                     AUSA Life Insurance Co                        19.87%
                                                     Transamerica Landmark VAR Annuity         of Service
                                                     4333 Edgewood Rd NE                            Class
                                                     Attn: FMG Accounting MS 4410
                                                     Cedar Rapids, IA 52499-0001

                                                     Ohio National                                 12.24%
                                                     Financial Services                        of Service
                                                     1 Financial Way                                Class
                                                     Cincinnati, OH 45242-5851

                                                     Allmerica Financial Life Insurance             9.54%
                                                     and Annuity Company                       of Service
                                                     Attn: Separate Accts S-310                     Class
                                                     440 Lincoln St.
                                                     Worcester, MA 01653-0002

                                                     American Enterprise Life Insur Corp            9.15%
                                                     125 AXP Financial Center                  of Service
                                                     Minneapolis, MN 55474-0001                     Class

                                                     Integrity Life Ins Co                          7.87%
                                                     515 W Market St                           of Service
                                                     Louisville, KY 40202-3333                      Class

                                                     AUSA Life Insurance Co                         9.54%
                                                     Transamerica Landmark VAR Annuity         of Service
                                                     4333 Edgewood Rd NE                            Class
                                                     Attn: FMG Accounting MS 4410
                                                     Cedar Rapids, IA 52499-0001

Utilities Series                                     Lincoln Life Account M, LVUL-DB               24.56%
                                                     Mutual FD Admin Area 6-H02                of Initial
                                                     1300 S Clinton St.                             Class
                                                     Fort Wayne, IN 46802-3506

                                                     Ameritas Life Insurance Company               16.18%
                                                     Separate Account VA-2 (Annuity)           of Initial
                                                     5900 O Street                                  Class
                                                     Lincoln, NE 68510-2252

                                                     Jefferson Pilot Financial Ins. Co              8.22%
                                                     Separate Account A                        of Initial
                                                     Attn: T. McCarthy                              Class
                                                     1 Granite Pl
                                                     Concord, NH 03301-3258

                                                     Kansas City Life Insurance Company             7.81%
                                                     Variable Annuity                          of Initial
                                                     P.O. Box 419139                                Class
                                                     Kansas City, MO 64141-6139

                                                     Transamerica Life Insurance Co                 5.97%
                                                     4333 Edgewood RD NE                       of Initial
                                                     Cedar Rapids, IA 52499-0001                    Class

                                                     GE Life and Annuity                           35.86%
                                                     Assurance Company                         of Service
                                                     Attn Variable Accounting                       Class
                                                     6610 W Broad St
                                                     Richmond, VA 23230-1702

                                                     IDS Life Insurance Corp                       29.20%
                                                     222 AXP Financial Center                  of Service
                                                     Minneapolis, MN 55474-0002                     Class

                                                     Lincoln Life Account M, LVUL-DB               20.65%
                                                     Lincoln Life Mut FD Admn                  of Service
                                                     Area 6H-02                                     Class
                                                     1300 S Clinton St
                                                     Fort Wayne, TN 46802-3518

Value Series                                         LPLA Separate Account One                     99.04%
                                                     3101 Poplarwood Ct Ste 300                of Initial
                                                     Raleigh, NC 27604-1045                         Class

                                                     Nationwide Insurance Co NWVA7                 46.02%
                                                     C/O IPO Portfolio Accounting              of Service
                                                     POBox 182029                                   Class
                                                     Columbus, OH 43218-2029

                                                     Nationwide Insurance Co NWVA9                 32.89%
                                                     C/O IPO Portfolio Accounting              of Service
                                                     POBox 182029                                   Class
                                                     Columbus, OH 43218-2029

                                                     Minnesota Life                                16.45%
                                                     400 Robert Street N# A6-5216              of Service
                                                     Saint Paul, MN 55101-2015                      Class


    TRUSTEE COMPENSATION AND COMMITTEES


    The Trust pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual retainer per Series. Further information on the committees of the Series' Board of Trustees is set forth in Appendix B to this SAI.


    The table below provides the total Trustee fees that the members of the new Board received from the MFS Fund complex during that calendar year.

    TRUSTEE COMPENSATION TABLE


                                             TOTAL TRUSTEE
                                                FEES FROM
    NAME OF TRUSTEE                        THE FUND COMPLEX(1)
    ---------------                        -------------------
    INTERESTED TRUSTEES
    John W. Ballen                                $      0
    Kevin R. Parke                                       0
    Jeffrey L. Shames                                    0
    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                         148,006
    The Hon. Sir J. David Gibbons, KBE             160,890
    William R. Gutow                               148,006
    J. Atwood Ives                                 164,031
    Abby M. O'Neill                                146,450
    Lawrence T. Perera                             151,574
    William J. Poorvu                              161,463
    J. Dale Sherratt                               149,006
    Elaine R. Smith                                152,574
    Ward Smith                                     165,334



    (1) For calendar year 2002. Trustees receiving compensation from the Series served as Trustee of 112 funds within the MFS Fund complex (having aggregate net assets at December 31, 2002 of approximately $74.3 billion).

    TRUSTEE FEES FROM EACH SERIES(1)



                                                                         BALLEN            COHN
    Bond Series                                                            N/A             $111
    Capital Opportunities Series                                           N/A              444
    Emerging Growth Series                                                 N/A            2,222
    Global Equity Series                                                   N/A              889
    High Income Series                                                     N/A              260
    Investors Growth Stock Series                                          N/A              889
    Investors Trust Series                                                 N/A            1,482
    Mid Cap Growth Series                                                  N/A              260
    Money Market Series                                                    N/A              111
    New Discovery Series                                                   N/A              889
    Research Series                                                        N/A            1,482
    Strategic Income Series                                                N/A              111
    Total Return Series                                                    N/A            1,482
    Utilities Series                                                       N/A              889
    Value Series                                                           N/A                0



                                                                        GIBBONS(2)        GUTOW        IVES
    Bond Series                                                           $114             $111         $114
    Capital Opportunities Series                                           461              444          461
    Emerging Growth Series                                               2,365            2,222        2,365
    Global Equity Series                                                   917              889          917
    High Income Series                                                     188              260          268
    Investors Growth Stock Series                                          640              889          915
    Investors Trust Series                                               1,534            1,482        1,534
    Mid Cap Growth Series                                                  266              260          265
    Money Market Series                                                    113              111          113
    New Discovery Series                                                   644              889          919
    Research Series                                                      1,560            1,482        1,560
    Strategic Income Series                                                116              111          116
    Total Return Series                                                  1,551            1,482        1,551
    Utilities Series                                                       917              889          917
    Value Series                                                             0                0            0



                                                                        O'NEILL            PARKE       PERERA
    Bond Series                                                           $107              N/A          $111
    Capital Opportunities Series                                           428              N/A           444
    Emerging Growth Series                                               2,139              N/A         2,222
    Global Equity Series                                                   856              N/A           889
    High Income Series                                                     250              N/A           260
    Investors Growth Stock Series                                          856              N/A           889
    Investors Trust Series                                               1,426              N/A         1,482
    Mid Cap Growth Series                                                  250              N/A           260
    Money Market Series                                                    107              N/A           111
    New Discovery Series                                                   856              N/A           889
    Research Series                                                      1,426              N/A         1,482
    Strategic Income Series                                                107              N/A           111
    Total Return Series                                                  1,426              N/A         1,482
    Utilities Series                                                       856              N/A           889
    Value Series                                                             0              N/A             0



                                                                         POORVU           SHAMES       SHERRATT
    Bond Series                                                           $114              N/A          $111
    Capital Opportunities Series                                           463              N/A           446
    Emerging Growth Series                                               2,381              N/A         2,238
    Global Equity Series                                                   920              N/A           892
    High Income Series                                                     269              N/A           260
    Investors Growth Stock Series                                          918              N/A           892
    Investors Trust Series                                               1,540              N/A         1,488
    Mid Cap Growth Series                                                  266              N/A           260
    Money Market Series                                                    113              N/A           111
    New Discovery Series                                                   923              N/A           892
    Research Series                                                      1,569              N/A         1,491
    Strategic Income Series                                                116              N/A           112
    Total Return Series                                                  1,559              N/A         1,490
    Utilities Series                                                       920              N/A           892
    Value Series                                                             0              N/A             0



                                                                       E. SMITH          W. SMITH
    Bond Series                                                           $111             $116
    Capital Opportunities Series                                           446              469
    Emerging Growth Series                                               2,238            2,436
    Global Equity Series                                                   892              931
    High Income Series                                                     260              272
    Investors Growth Stock Series                                          892              928
    Investors Trust Series                                               1,488            1,560
    Mid Cap Growth Series                                                  260              269
    Money Market Series                                                    111              114
    New Discovery Series                                                   892              935
    Research Series                                                      1,491            1,599
    Strategic Income Series                                                112              118
    Total Return Series                                                  1,490            1,586
    Utilities Series                                                       892              931
    Value Series                                                             0                0


    ----------

    (1) For the fiscal year ended December 31, 2002.
    (2) Effective December 31, 2002, Mr. Gibbons retired as a Trustee of the Series.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    The Fund and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirement. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

    INVESTMENT ADVISER

    MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

    In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgement, to be relevant to the interests of the shareholders of each Series. Such factors include the nature, quality and extent of the services furnished by MFS to each Series; the investment record of each Series; comparative data as to investment performance, advisory fees and expense ratios; possible economics of scale; the necessity of MFS maintaining its ability to continue to retain and attract capable personnel to serve each Series; the risks assumed by MFS; possible benefits to MFS from serving as adviser of each Series and from providing certain administrative services to each Series and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of each Series; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS will continued to furnish high quality services to each Series; and various other factors. The non-interested Trustees were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interests of each Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    INVESTMENT ADVISORY AGREEMENT

    The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under Expense Summary.


    For the Trust's fiscal years ended December 31, 2002, 2001, and 2000, respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

    For the fiscal year ended December 31, 2002:



                                                    AMOUNT
                                   MANAGEMENT FEE   WAIVED
    SERIES                         PAID TO MFS(1)   BY MFS
    ------                         --------------   ------
    Bond Series                        $193,365       $0
    Capital Opportunities Series      1,068,017        0
    Emerging Growth Series           $8,183,512       $0
    Global Equity Series                 60,438        0
    High Income Series                  787,955        0
    Investors Growth Stock Series     1,926,223        0
    Investors Trust Series            3,665,708        0
    Mid Cap Growth Series               470,635        0
    Money Market Series                  91,557        0
    New Discovery Series              2,886,387        0
    Research Series                   4,805,846        0
    Strategic Income Series             349,232        0
    Total Return Series               7,090,164        0
    Utilities Series                  1,766,087        0
    Value Series2                        15,443        0


     ----------

    (1) After any applicable fee reduction.
    (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.


    For the fiscal year ended December 31, 2001:


                                                    AMOUNT
                                   MANAGEMENT FEE   WAIVED
    SERIES                         PAID TO MFS(1)   BY MFS
    ------                         --------------   ------
    Bond Series                        $171,767       $0
    Capital Opportunities Series      1,187,222        0
    Emerging Growth Series           12,684,597        0
    Global Equity Series                 51,461        0
    High Income Series                  560,668        0
    Investors Growth Stock Series     1,538,922        0
    Investors Trust Series            3,831,029        0
    Mid Cap Growth Series               263,935        0
    Money Market Series                  92,677        0
    New Discovery Series              2,080,859        0
    Research Series                   6,935,157        0
    Strategic Income Series             370,051        0
    Total Return Series               3,886,066        0
    Utilities Series                  2,313,821        0
    Value Series                            N/A      N/A


    ----------
    (1) After any applicable fee reduction.

    For the fiscal year ended December 31, 2000:

                                                    AMOUNT
                                   MANAGEMENT FEE   WAIVED
    SERIES                         PAID TO MFS(1)   BY MFS
    ------                         --------------   ------
    Bond Series                        $151,566       $0
    Capital Opportunities Series        824,797        0
    Emerging Growth Series           18,669,140        0
    Global Equity Series                 31,242        0
    High Income Series                  446,189        0
    Investors Growth Stock Series       543,293        0
    Investors Trust Series            3,288,171        0
    Mid Cap Growth Series2               22,397        0
    Money Market Series                  53,856        0
    New Discovery Series                860,404        0
    Research Series                   7,532,112        0
    Strategic Income Series             351,467        0
    Total Return Series              $2,121,224       $0
    Utilities Series                  1,861,086        0
    Value Series                            N/A      N/A


    ----------
    (1) After any applicable fee reduction.
    (2) For the period from the commencement of investment operations on April 28, 2000 through December 31, 2000.


    The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.


    The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

    The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

    The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

    The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

    The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

    ADMINISTRATOR

    MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Amendment dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

    For the years ended December 31, 2002, 2001, and 2000, MFS received fees under the Administrative Services Agreement, from each Series, as follows:



                                                                                   ADMINISTRATIVE FEE
                                                                                       PAID TO MFS
                                                                       ------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
    SERIES                                                               2002              2001             2000
    Bond Series                                                         $2,947            $3,061           $3,572
    Capital Opportunities Series                                        15,625            17,856           14,964
    Emerging Growth Series                                             121,940           205,559          332,678
    Global Equity Series                                                   562               577              418
    High Income Series                                                   9,322             7,939            8,461
    Investors Growth Stock Series                                       25,768            20,955            8,810
    Investors Trust Series                                              50,393            56,444           61,321
    Mid Cap Growth Series(1)                                             6,124             3,098              252
    Money Market Series                                                  1,745             1,936            1,521
    New Discovery Series                                                31,258            24,111           12,126
    Research Series                                                     70,074           109,823          140,936
    Strategic Income Series                                              4,586             5,514            6,607
    Total Return Series                                                 81,134            50,165           39,095
    Utilities Series                                                    24,849            35,530           34,211
    Value Series(2)                                                         44               N/A              N/A


    ----------

    (1) For the period from the commencement of investment operations on April 28, 2000, through December 31, 2000.
    (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.


    CUSTODIAN

    State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") is the custodian of the assets of certain Series. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Series' foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

    SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series.



                                                                              SHAREHOLDER SERVICING
                                                                                     AGENT FEES
                                                               --------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
    SERIES                                                       2002                     2001              2000
    Bond Series                                                $11,279                  $10,021            $8,841
    Capital Opportunities Series                                49,891                   55,472            38,375
    Emerging Growth Series                                     381,897                  591,948           871,226
    Global Equity Series                                         2,128                    1,802             1,092
    High Income Series                                          36,890                   26,093            20,699
    Investors Growth Stock Series                               89,890                   71,787            25,353
    Investors Trust Series                                     171,340                  178,781           153,448
    Mid Cap Growth Series(1)                                    22,141                   12,138             1,045
    Money Market Series                                          6,452                    6,460             3,749
    New Discovery Series                                       111,985                   80,867            33,461
    Research Series                                            224,273                  323,641           351,498
    Strategic Income Series                                     16,298                   17,273            16,399
    Total Return Series                                        330,874                  181,350            98,990
    Utilities Series                                            82,417                  107,978            86,851
    Value Series(2)                                                721                      N/A               N/A


----------

    (1) For the period from the commencement of investment operations on April 28, 2000, through December 31, 2000.
    (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.


    DISTRIBUTOR

    MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

    As agent, MFD currently offers shares of each Series on a continuous basis. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

    The Distribution Agreement will remain in effect until August 1, 2002 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


VI  DISTRIBUTION PLAN

    The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Series will increase or that the other benefits referred to above will be realized.

    Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.

    The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Series Fund.

    The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

VII PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


    Specific decisions to purchase or sell securities for a Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

    In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks for each Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

    The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute a Series' portfolio transactions. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

    Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider the sale of variable annuity and/or variable life products, and thus the sale of a Series' shares, and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute a Series' portfolio transactions.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Series to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such brokerage-dealers, on behalf of a Series. The Trustees (together with the Trustees of certain other MFS Funds) have directed MFS to allocate a total of $43,800 of commission business from certain MFS Funds (including the Series) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Series and MFS).

    The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

    The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Series' portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both a Series and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    Each Series has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Series receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Series, including the Series' custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

    In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, each Series believes that its ability to participate in volume transactions will produce better executions for the Series.

    BROKERAGE COMMISSIONS
    ..........................................................................


    The following brokerage commissions were paid by certain Series for the fiscal year ended December 31, 2002:



                                                  BROKERAGE
                                                 COMMISSIONS
                  FUND                         PAID BY SERIES
    ---------------------------------------------------------
    Capital Opportunities Series                   $530,436
    Emerging Growth Series                        4,266,982
    Global Equity Series                             22,565
    Investors Growth Stock Series                 1,583,023
    Investors Trust Series                          992,232
    Mid Cap Growth Series                           440,388
    New Discovery Series                          1,710,943
    Research Series                               2,153,243
    Strategic Income Series                             N/A
    Total Return Series                           1,478,549
    Utilities Series                                774,438
    Value Series                                     10,650


    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................


    During the fiscal year December 31, 2002, certain Series purchased securities issued by the following regular broker-dealer of such Series, which had the following value as of December 31, 2002:



                                                                                          VALUE OF SECURITIES
                                                                                                  AS OF
                                           FUND/BROKER-DEALER                              DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
    Bond Series                            Merrill Lynch & Co., Inc.                            $426,075
                                           Goldman Sachs Group, Inc.                              88,700
                                           Morgan Stanley Dean Witter & Co.                      919,186
                                           Lehman Brothers Holding, Inc.                         204,518
                                           Credit Suisse First Boston                            256,297

    Capital Opportunities                  Citigroup, Inc.                                    $2,710,052
     Series                                Goldman Sachs Group, Inc.                             703,473
                                           Merrill Lynch & Co., Inc.                           4,351,166
                                           Morgan Stanley Dean Witter & Co.                    1,070,255

    Emerging Growth                        Citigroup, Inc.                                   $13,525,290
     Series                                Goldman Sachs Group, Inc.                           7,470,842
                                           Lehman Brothers Holdings, Inc.                      1,033,826
                                           Merrill Lynch & Co., Inc.                          15,035,076
                                           Morgan Stanley Dean Witter & Co.                    1,145,704

    Global Equity Series                   Citigroup, Inc.                                       $66,861
                                           Goldman Sachs Group, Inc.                              56,523
                                           Merrill Lynch & Co., Inc.                             480,320

    High Income Series                     Merrill Lynch & Co., Inc.                         $11,685,496

                                                                                          VALUE OF SECURITIES
                                                                                                  AS OF
                                           FUND/BROKER-DEALER                              DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
    Investors Growth                       American Express Co.                               $2,888,095
     Stock Series                          Charles Schwab Corp.                                  956,970
                                           Citigroup, Inc.                                     3,727,149
                                           Goldman Sachs Group, Inc.                           2,669,520
                                           Merrill Lynch & Co., Inc.                           1,650,825
                                           Morgan Stanley Dean Witter & Co.                   12,087,000

    Investors Trust                        Citigroup, Inc.                                   $10,103,506
     Series                                Goldman Sachs Group, Inc.                           3,565,716
                                           Lehman Brothers Holdings, Inc.                      1,087,116
                                           Merrill Lynch & Co., Inc.                          26,364,181

    Mid Cap Growth                         Lehman Brothers Holdings, Inc.                       $394,346
     Series                                Merrill Lynch & Co., Inc.                           2,488,599

    Money Market                           Morgan Stanley Dean Witter & Co.                     $499,181
     Series

    New Discovery                          Merrill Lynch & Co., Inc.                         $30,441,317
     Series                                Citigroup, Inc.                                    10,595,318
                                           General Electric Capital Corp.                      7,131,753
                                           General Motors Acceptance Corp.                     2,997,725

    Research Series                        Citigroup, Inc.                                   $15,895,605
                                           Goldman Sachs Group, Inc.                           6,054,090
                                           Merrill Lynch & Co., Inc.                          13,402,500

    Strategic Income                       Merrill Lynch & Co., Inc.                          $2,543,226
     Series

    Total Return Series                    American Express Co.                                 $839,563
                                           Bear Stearns, Inc.                                    453,728
                                           Citigroup, Inc.                                    26,684,102
                                           Credit Suisse First Boston, Inc.                    4,887,658
                                           Goldman Sachs Group, Inc.                           6,688,039
                                           J.P. Morgan Chase, Inc.                             3,373,968
                                           Lehman Brothers Holdings, Inc.                      1,591,984
                                           Merrill Lynch & Co., Inc.                          52,564,014
                                           Morgan Stanley Dean Witter & Co.                    6,241,959

    Utilities Series                       Credit Suisse First Boston                           $215,969
                                           Merrill Lynch & Co., Inc.                           5,603,548

    Value Series                           Goldman Sachs Group LP                               $139,741
                                           Merrill Lynch & Co.                                    92,788



VIII TAX STATUS


    Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts and Plans. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.

    Each Series is treated as a separate corporation under the Code. Each Series has elected to be, and intends to qualify each year for treatment as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series that has foreign-source income may be subject to foreign withholding taxes. If any Series failed to qualify for treatment as a "regulated investment company" in any year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

    Each Series intends to continue to diversify its assets as required by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series would not be treated as annuity, endowment or life insurance contracts under the Code.

    Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to it.

    A Series' transactions in options, Futures Contracts, Forward Contracts, (as defined in Appendix A) short sales "against the box" and swaps and related transactions will be subject to special tax rules that may both affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of a taxable year will be marked to market (I.E., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of similar positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts, "short sales against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

    Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by a Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

IX  NET INCOME AND DISTRIBUTIONS


    MONEY MARKET SERIES


    The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. This determination is made by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.


    For this purpose, the net income attributable to shares of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on its portfolio assets less (ii) all of its actual and accrued expenses determined in accordance with generally accepted accounting principles, plus or minus (iii) net realized gains and losses and net unrealized appreciation or depreciation on its assets, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

    Since the net income is declared as a dividend each time it is determined, the net asset value per share (I.E., the value of the net assets of the Money Market Series divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

    It is expected that the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder of the Money Market Series as having contributed to its capital that number of full and fractional shares of the Money Market Series in the account of such shareholder which represents its proportion of such excess. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by its investment in the Money Market Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

    ALL OTHER SERIES

    Each Series other than the Money Market Series intends to distribute to its shareholders at least annually dividends equal to all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series intend to distribute net realized short- and long-term capital gains and net foreign currency gains, if any, at least annually.


X   DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION


    NET ASSET VALUE

    The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. This determination is made by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

    MONEY MARKET SERIES

    Portfolio securities of the Money Market Series are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of the Money Market Series, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


    OTHER SERIES

    The following valuation techniques apply to each MFS Fund that is not a money market fund.

    Equity securities in the Series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as may be the case for securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service.

    All other securities, futures contracts and options in the Series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing source. Prices obtained from pricing services may utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Forward Contracts and Currency Options will be valued using a pricing model taking into consideration market data from an external pricing source.

    Short-term obligations in the Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    The securities held by the fund that trade in foreign markets are usually valued on the basis of last sale or official closing price in those markets. Most foreign markets close before the Series' valuation time, generally at 4 p.m., Eastern time. For example, for securities primarily traded in the Far East, last sale or official closing price may be as much as 15 hours old at 4 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the Series' valuation time will not be reflected in the Series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the Series' securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the Series' valuation time. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

    All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


    PERFORMANCE INFORMATION

    MONEY MARKET SERIES

    The Money Market Series will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the Money Market Series. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

    Any current yield quotation of the Money Market Series which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Money Market Series so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of the Money Market Series in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Money Market Series expenses. Yield quotations for the Series are presented in APPENDIX C attached hereto.

    ALL OTHER SERIES

    TOTAL RATE OF RETURN -- Each Series, other than the Money Market Series, will calculate its total rate of return of its shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Series may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. Total rate of return quotations for each Series are presented in APPENDIX C attached hereto.

    Each Series, except Emerging Markets Equity Series, and Money Market Series, offers Initial Class shares and Service Class shares which were initially offered for sale on different dates (the class "inception date"). The calculation of total rate of return for Service Class shares is based both on (i) the performance of the Series, Service Class shares from its inception date and (ii) the performance of the Series, Initial Class shares from its inception date up to the class inception date of the Service Class shares.

    The expenses and expense ratios, and therefore the performance, of the Series classes of shares differ. The performance will not be adjusted to take into account the fact that the Service Class shares bears higher class specific expenses than the Initial Class shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for the Service Class shares will be higher than the return that would have been quoted had the Service Class shares been outstanding for the entire period over which the calculation is based.

    YIELD -- Any yield quotation for a Series, other than the Money Market Series, is based on the annualized net investment income per share of that Series for the 30-day period ended December 31, 2001 (the end of the Trust's fiscal year). The yield for such a Series is calculated by dividing its net investment income earned during the period by the offering price per share of that Series on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest of that Series during the period, minus accrued expenses of that Series for the period by (ii) the average number of shares of that Series entitled to receive dividends during the period multiplied by the offering price per share on the last day of the period. Yield quotations for each Series are presented in APPENDIX C attached hereto.

    From time to time each Series may, as appropriate, quote fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., Variable Annuity Research Data Service, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Series' performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

    From time to time a Series may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Series; the Series' portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

    The Series may also quote evaluations mentioned in independent radio or television broadcasts.

    From time to time the Series may use charts and graphs to illustrate the past performance of various indices such as those mentioned above.

    From time to time the Series may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning, including issues concerning social security; tax management strategies; estate planning; general investment techniques (E.G., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(TM) program, an intergenerational financial planning assistance program; issues with respect to insurance (E.G., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

    MFS FIRSTS

    MFS has a long history of innovations.

    - 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    - 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    - 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    - 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the 1933 Act ("Truth in Securities Act" or "Full Disclosure Act").

    - 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

    - 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

    - 1979 -- Spectrum becomes the first combination fixed variable annuity with no initial sales charge.

    - 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed income mutual fund.

    - 1984 -- MFS(R) Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower-rated municipal securities.

    - 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    - 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    - 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    - 1989 -- MFS Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

    - 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

    - 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    - 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

XI  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

    Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

    The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

    Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

    The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


XII INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the Trust's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The Portfolio of Investments at December 31, 2002, the Statements of Assets and Liabilities at December 31, 2002, the Statements of Operations for the year ended December 31, 2002, the Statements of Changes in Net Assets for the two years ended December 31, 2002 and the Notes to Financial Statements and the Independent Auditors' Reports, each of which is included in the Annual Reports to Shareholders of the Series, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Copies of these Annual Reports accompany this SAI.

APPENDIX A

             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


                                                                                         PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH        POSITION(S) HELD WITH SERIES    TRUSTEE/OFFICER SINCE+   IRECTORSHIPS(1) DURING THE PAST FIVE YEARS
-------------------        ----------------------------    ----------------------   ------------------------------------------
INTERESTED TRUSTEES

Jeffrey L. Shames*                    Chairman                  October 1993        Massachusetts Financial Services Company,
(born 06/02/55)                                                                     Chairman

John W. Ballen*                        Trustee                   August 2001        Massachusetts Financial Services Company,
(born 09/12/59)                                                                     Chief Executive Officer and Director

Kevin J. Parke*                        Trustee                  January 2002        Massachusetts Financial Services Company,
(born 12/14/59)                                                                     President, Chief Investment Officer and Director

INDEPENDENT TRUSTEES

Lawrence H. Cohn, M.D.                 Trustee                   August 1993        Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                     Cardiac Surgery; Harvard Medical School,
                                                                                    Professor of Surgery

William R. Gutow                       Trustee                    July 1994         Private investor and real estate consultant;
(born 09/27/41)                                                                     Capitol Entertainment Management Company
                                                                                    (video franchise), Vice Chairman

J. Atwood Ives                         Trustee                  February 1992       Private investor; KeySpan Corporation
(born 05/01/36)                                                                     (energy related services), Director; Eastern
                                                                                    Enterprises (diversified services company),
                                                                                    Chairman, Trustee and Chief Executive Officer
                                                                                    (until November 2000)

Abby M. O'Neill                        Trustee                  October 1992        Private investor; Rockefeller Financial
(born 04/27/28)                                                                     Services, Inc. (investment advisers), Chairman
                                                                                    and Chief Executive Officer

Lawrence T. Perera                     Trustee                    July 1981         Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                      Trustee                   August 1982        Harvard University Graduate School of Business
(born 04/10/35)                                                                     Administration, Adjunct Professor; CBL &
                                                                                    Associates Properties, Inc. (real estate
                                                                                    investment trust), Director; The Baupost Series
                                                                                    (a mutual Series), Vice Chairman and Trustee

----------
+ Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the Series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                          PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH        POSITION(S) HELD WITH SERIES   TRUSTEE/OFFICER SINCE+   DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS
-------------------        ----------------------------   ----------------------   -------------------------------------------
J. Dale Sherratt                       Trustee                  August 1993        Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet Investments
                                                                                   (investor in health care companies), Managing
                                                                                   General Partner (since 1993); Paragon Trade
                                                                                   Brands, Inc. (disposable consumer products),
                                                                                   Director; Cambridge Nutraceuticals (professional
                                                                                   nutritional products), Chief Executive Officer
                                                                                   (until May 2001)

Elaine R. Smith                        Trustee                 February 1992       Independent health care industry consultant
(born 04/25/46)

Ward Smith                             Trustee                 October 1992        Private investor; Sundstrand Corporation
(born 09/13/30)                                                                    (manufacturer of highly engineered products for
                                                                                   industrial and aerospace applications), Director
                                                                                   (until June 1999)

OFFICERS

Jeffrey L. Shames*                    President                January 1999        Massachusetts Financial Services Company,
(born 06/02/55)                                                                    Chairman, Chief Executive Officer and Director

James R. Bordewick, Jr. *     Assistant Secretary and         September 1990       Massachusetts Financial Services Company,
(born 03/06/59)                    Assistant Clerk                                 Senior Vice President and Associate General
                                                                                   Counsel

Stephen E. Cavan*                Secretary and Clerk           December 1989       Massachusetts Financial Services Company,
(born 11/06/53)                                                                    Senior Vice President, General Counsel and
                                                                                   Secretary

Robert R. Flaherty*              Assistant Treasurer            August 2000        Massachusetts Financial Services Company,
(born 09/18/63)                                                                    Vice President (since August 2000); UAM
                                                                                   Series Services, Senior Vice President (prior to
                                                                                   August 2000)

Richard M. Hisey*                     Treasurer                  July 2002         Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The Bank
                                                                                   of New York, Senior Vice President (September
                                                                                   2000 to July 2002); Lexington Global Asset
                                                                                   Managers, Inc., Executive Vice President and
                                                                                   General Manager (prior to September 2000)

Ellen Moynihan*                  Assistant Treasurer            April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                                    Vice President

James O. Yost*                   Assistant Treasurer          September 1990       Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President

----------
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the Series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


Each of the Trust's Trustees and officers holds comparable positions with certain other Series of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 Funds within the MFS Family of Funds.

APPENDIX B

                                   COMMITTEES

The Board has established the following Committees:


                         NUMBER OF MEETINGS
NAME OF COMMITTEE       IN LAST FISCAL YEAR(1)                   FUNCTIONS                                       MEMBERS(2)
-----------------       ----------------------                   ---------                                       ----------
AUDIT COMMITTEE                   8             Provides oversight with respect to the                  Gutow*, Ives*, Poorvu*,
                                                accounting and auditing procedures of each Series       Sherratt* and W. Smith*
                                                and, among other things, considers the selection
                                                of the independent accountants for each Series and
                                                the scope of the audit, and considers the effect
                                                on the independence of those accountants of
                                                any non-audit services such accountants provide
                                                to each Series and any audit or non-audit services
                                                such accountants provide to other MFS Funds,
                                                MFS and/or certain affiliates.

NOMINATING COMMITTEE              0             Recommends qualified candidates to the Board            All non-interested Trustees
                                                in the event that a position is vacated or created.     of the Board (Cohn, Gutow,
                                                The Nominating Committee would consider                 Ives, O'Neill, Perera,
                                                recommendations by shareholders if a vacancy            Poorvu, Sherratt, E. Smith
                                                were to exist. Shareholders wishing to                  and W. Smith)
                                                recommend Trustee candidates for consideration
                                                by the Nominating Committee may do so by
                                                writing the Series' Secretary. Such suggestions
                                                must be accompanied by complete biographical
                                                and occupational data on the prospective
                                                nominee, along with a written consent of the
                                                prospective nominee to consideration of his or
                                                her name by the Committee.

COMPENSATION COMMITTEE            0             Administers and approves all elements of                All non-interested Trustees
                                                compensation for the Trustees who are not               of the Board (Cohn, Gutow,
                                                "interested persons" of the Series as defined in the    Ives, O'Neill, Perera,
                                                1940 Act or affiliated with the Series' investment      Poorvu, Sherratt, E. Smith
                                                adviser.                                                and W. Smith)

BLUE BOOK COMMITTEE               1             Requests, reviews and considers the information         All non-interested Trustees
                                                deemed reasonably necessary to evaluate the             of the Board (Cohn, Gutow,
                                                terms of the investment advisory and principal          Ives, O'Neill, Perera,
                                                underwriting agreements and the Plan of                 Poorvu, Sherratt, E. Smith
                                                Distribution under Rule 12b-1 that each Series          and W. Smith)
                                                proposes to renew or continue, and to make its
                                                recommendations to the full Board of Trustees
                                                on these matters.

----------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.

(2) The Trustees' Identification and Background are set forth in Appendix A.

*   Non-interested or independent Trustees.

APPENDIX B


                         NUMBER OF MEETINGS
NAME OF COMMITTEE       IN LAST FISCAL YEAR(1)                   FUNCTIONS                                       MEMBERS(2)
-----------------       ----------------------                   ---------                                       ----------
GOVERNANCE COMMITTEE              0             Reviews and articulates the governance structure        Cohn*, Ives*, Poorvu*,
                                                of the Board of Trustees. The Committee advises         Shames, Sherratt* and W.
                                                and makes recommendations to the Board on               Smith*
                                                matters concerning directorship practices and
                                                recommendations concerning the functions and
                                                duties of the committees of the Board.

PORTFOLIO TRADING AND
MARKETING REVIEW
COMMITTEE                         6             Reviews MFS' process and procedures, internal           Cohn*, Perera*, O'Neill*,
                                                controls and compliance monitoring relating to          and W. Smith*
                                                (i) portfolio trading, best execution and brokerage
                                                costs and trade allocations, (ii) MFD's role as the
                                                Series' principal underwriter in distributing and
                                                marketing Series' shares and the production and
                                                use of sales and marketing materials in various
                                                forms of media and (iii) each Series investment
                                                policies and practices.

PRICING COMMITTEE                 0             Reviews procedures for the valuation of securities      Ballen, Parke, Poorvu*,
                                                and periodically reviews information from MFS           Shames, E. Smith* and
                                                regarding fair value and liquidity determinations       W. Smith*
                                                made pursuant to the board-approved procedures,
                                                and makes related recommendations to the full
                                                Board and, if requested by MFS, assists MFS's
                                                internal valuation committee and/or the full
                                                Board in resolving particular valuation matters.

----------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.

(2) The Trustees' Identification and Background are set forth in Appendix A.

*   Non-interested or independent Trustees.

APPENDIX C

TRUSTEES' OWNERSHIP OF FUND SHARES


The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Series and, on an aggregate basis, in all MFS Funds overseen by each Trustee, at December 31, 2002. The following dollar ranges apply:


N  None
A  $1-$10,000
B  $10,001-$50,000
C  $50,001-$100,000
D  over $100,000


                                                                          TRUSTEES
                                 ---------------------------------------------------------------------------------------------------
FUND NAME                        SHAMES  BALLEN   PARKE   COHN   GUTOW  IVES   O'NEILL  PERERA  POORVU  SHERRATT  E. SMITH  W. SMITH
------------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST

MFS Bond Series                     N       N       N       N      N      N        N       N       N        N         N         N

MFS Capital Opportunities
   Series                           N       N       N       N      N      N        N       N       N        N         N         N

MFS Emerging Growth Series          N       N       N       N      N      N        N       N       N        N         N         N

MFS Global Equity Series            N       N       N       N      N      N        N       N       N        N         N         N

MFS High Income Series              N       N       N       N      N      N        N       N       N        N         N         N

MFS Investors Growth Stock
   Series                           N       N       N       N      N      N        N       N       N        N         N         N

MFS Investors Trust Series          N       N       N       N      N      N        N       N       N        N         N         N

MFS Mid Cap Growth Series           N       N       N       N      N      N        N       N       N        N         N         N

MFS Money Market Series             N       N       N       N      N      N        N       N       N        N         N         N

MFS New Discovery Series            N       N       N       N      N      N        N       N       N        N         N         N

MFS Research Series                 N       N       N       N      N      N        N       N       N        N         N         N

MFS Strategic Income
   Series                           N       N       N       N      N      N        N       N       N        N         N         N

MFS Total Return Series             N       N       N       N      N      N        N       N       N        N         N         N

MFS Utilities Series                N       N       N       N      N      N        N       N       N        N         N         N

MFS Value Series                    N       N       N       N      N      N        N       N       N        N         N         N

DOLLAR RANGE ON
   AGGREGATE BASIS
   OF EQUITY SECURITIES
   IN ALL MFS FUNDS
   OVERSEEN BY
   TRUSTEE                          D       D       D       D      D      D        D       D       D        D         D         D

                                   APPENDIX D

INVESTMENT TECHNIQUES, PRACTICES AND RISKS

Set forth below is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies, and the associated risks associated with these investment techniques and practices.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, E.G., obligations of the Federal National Mortgage Association ("FNMA").

U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

- Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

- Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for

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    example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

- Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

    Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

- Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

- Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

    The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

    The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

- Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Series and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

    Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

    The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

    To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

- Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (E.G., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features.

In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

OPEN-END FUNDS. The Series may invest in open-end investment companies.

CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS
The Series may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," I.E., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (E.G., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'S
PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on

Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Series enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on any such contracts the Series has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

APPENDIX E

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, Standard & Poor's, Fitch and Duff & Phelp's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective #characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to non-payment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery around 90% -- 100% of outstanding amounts and accrued interest. For U.S. corporates, for example, DD indicates expected recoveries of 50% -- 90%, and D the lowest recovery potential, I.E. below 50%.

                                      NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, or to categorize below `CCC'.

`NR': indicates that Fitch does not rate the issuer or issue in question.

`WITHDRAWN': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

APPENDIX F

                             PERFORMANCE QUOTATIONS


All performance quotations are as of December 31, 2002.



                                             AVERAGE ANNUAL
                                              TOTAL RETURNS                       ACTUAL 30-DAY                           CURRENT
                                   ------------------------------------          YIELD (INCLUDING      30-DAY YIELD     DISTRIBUTION
SERIES                           1 YEAR      5 YEARS        LIFE OF SERIES           WAIVERS)        (WITHOUT WAIVERS)     RATE
------                           ------      -------        --------------           --------        -----------------     ----
Bond Series
  Initial Class(8)                8.92%       6.33%              6.52%                 4.95%               4.80%          5.69%
  Service Class(11)               8.81%       6.25%              6.46%                 4.71%               4.56%          5.51%
Capital Opportunities Series
  Initial Class(2)              (29.69)%     (0.63)%             4.61%                  N/A                 N/A            N/A
  Service Class(11)             (29.83)%     (0.74)%             4.52%                  N/A                 N/A            N/A
Emerging Growth Series
  Initial Class(1)              (33.76)%     (3.43)%             4.69%                  N/A                 N/A            N/A
  Service Class(11)             (33.85)%     (3.51)%             4.63%                  N/A                 N/A            N/A
Global Equity Series
  Initial Class(9)              (11.89)%       N/A              (2.46)%                 N/A                 N/A            N/A
  Service Class(11)             (11.65)%       N/A              (2.37)%                 N/A                 N/A            N/A
High Income Series
  Initial Class(3)                2.56%       0.75%              4.51%                 7.53%               7.51%          7.22%
  Service Class(11)               2.33%       0.66%              4.44%                 7.28%               7.26%          7.24%
Investors Growth Stock Series
  Initial Class(9)               27.53%        N/A              (8.50)%                 N/A                 N/A            N/A
  Service Class(11)              27.71%        N/A              (8.81)%                 N/A                 N/A            N/A
Investors Trust Series
  Initial Class(4)              (20.96)%     (2.84)%             5.68%                  N/A                 N/A            N/A
  Service Class(11)             (21.15)%     (2.95)%             5.60%                  N/A                 N/A            N/A
Mid Cap Growth Series
  Initial Class(10)             (43.20)%       N/A             (25.42)%                 N/A                 N/A            N/A
  Service Class(11)             (43.43)%       N/A             (25.62)%                 N/A                 N/A            N/A
Money Market Series
  Initial Class(6)                1.31%       4.08%              4.29%                  N/A                 N/A            N/A
  Service Class                    N/A         N/A                N/A                   N/A                 N/A            N/A
New Discovery Series
  Initial Class(5)              (31.63)%       N/A               2.61%                  N/A                 N/A            N/A
  Service Class(11)             (31.80)%       N/A               2.49%                  N/A                 N/A            N/A
Research Series
  Initial Class(3)              (24.54)%     (2.85)%             4.72%                  N/A                 N/A            N/A
  Service Class(11)             (24.72)%     (2.96)%             4.64%                  N/A                 N/A            N/A
Strategic Income Series
  Initial Class(7)                8.40%       4.62%              4.74%                 5.75%               5.55%          3.62%
  Service Class(11)               8.19%       4.45%              4.65%                 5.51%               5.31%          3.59%
Total Return Series
  Initial Class(6)               (5.17)%      5.01%             10.72%                 2.14%               2.14%          2.49%
  Service Class(11)              (5.35)%      4.90%             10.64%                 1.90%               1.90%          2.44%
Utilities Series
  Initial Class(6)              (22.76)%     (0.65)%             9.22%                  N/A                 N/A            N/A
  Service Class(11)             (22.90)%     (0.75)%             9.15%                  N/A                 N/A            N/A
Value Series
  Initial Class(12)                N/A         N/A             (13.70)%                 N/A                 N/A            N/A
  Service Class(12)                N/A         N/A             (13.80)%                 N/A                 N/A            N/A

The current annualized yield of the Money Market Series for the seven-day period ended December 31, 2002 was 0.89%, and the effective annualized yield of the Money Market Series for such period was 0.89%.


----------


(1)The Series' Initial Class commenced investment operations on July 24, 1995.


(2)The Series' Initial Class commenced investment operations on August 14, 1996.

(3)The Series' Initial Class commenced investment operations on July 26, 1995.

(4)The Series' Initial Class commenced investment operations on October 9, 1995.

(5)The Series' Initial Class commenced investment operations on May 1, 1998.

(6)The Series' Initial Class commenced investment operations on January 3, 1995.

(7)The Series' Initial Class commenced investment operations on June 14, 1994.

(8)The Series' Initial Class commenced investment operations on October 24,
1995.

(9)The Series' Initial Class commenced investment operations on May 3, 1999.

(10)The Series' Initial Class commenced investment operations on May 1, 2000.

(11)The Series' Service Class commenced investment operations on May 1, 2000.

(12)The Series' Initial and Service Classes each commenced investment operations on January 2, 2002.


Each Series commenced investment operations with the offering of Initial Class shares as described above and subsequently offered Service Class shares on May 1, 2000, except Mid Cap Growth Series which commenced the offering of both Initial Class and Service Class shares on May 1, 2000, Value Series which commenced investment operations on January 2, 2002 and Money Market Series which does not offer Service Class shares. Performance for Service Class shares includes the performance of the series' Initial Class shares for periods prior to their offering. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance than Service Class shares would have experienced had they been offered for the entire period.


The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

APPENDIX G

                DISTRIBUTION PLAN PAYMENTS TO INSURANCE COMPANIES


                                                                 AMOUNT PAID BY
                                                               SERIES FOR SERVICE
                                                                  CLASS SHARES
      Bond Series                                                      $213
      Capital Opportunities Series                                   22,449
      Emerging Growth Series                                         45,359
      Global Equity Series                                                0*
      High Income Series                                             22,257
      Investors Growth Stock Series                                 291,090
      Investors Trust Series                                        120,910
      Mid Cap Growth                                                 29,549
      Money Market Series                                               N/A
      New Discovery Series                                          349,737
      Research Series                                                15,684
      Strategic Income Series                                            22
      Total Return Series                                           219,811
      Utilities Series                                               84,360
      Value Series                                                    2,646


----------
*Amount paid by fund was less than $1

                         MFS(R) VARIABLE INSURANCE TRUST
                          MFS(R) EMERGING GROWTH SERIES
                       MFS(R) CAPITAL OPPORTUNITIES SERIES
                             MFS(R) RESEARCH SERIES
                          MFS(R) INVESTORS TRUST SERIES
                           MFS(R) TOTAL RETURN SERIES
                             MFS(R) UTILITIES SERIES
                            MFS(R) HIGH INCOME SERIES
    MFS(R)STRATEGIC INCOME SERIES (FORMERLY, MFS(R)GLOBAL GOVERNMENTS SERIES)
                               MFS(R) BOND SERIES
                           MFS(R) MONEY MARKET SERIES
                           MFS(R) NEW DISCOVERY SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                           MFS(R) GLOBAL EQUITY SERIES
                          MFS(R) MID CAP GROWTH SERIES
                               MFS(R) VALUE SERIES

                                     PART C

ITEM 23.  EXHIBITS


            1  (a)  Amended and Restated Declaration of Trust, dated
                    January 1, 2002.  (11)

               (b) Amendment to the Declaration of Trust, dated April 30, 2002, to redesignate Global Governments Series as Strategic Income Series; filed herewith.

            2 Amended and Restated By-Laws, dated January 1, 2002 as revised September 18, 2002. (12)


            3       Not Applicable.


            4 Investment Advisory Agreement for the Trust, dated January 2, 2002. (11)


            5  (a)  Master Distribution Agreement between Registrant and
                    Massachusetts Investors Services, Inc., dated April 14, 1994. (2)

               (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (4)

            6       Not Applicable.

            7  (a)  Custodian Agreement between Registrant and State Street
                    Bank & Trust Company, dated July 2, 2001. (5)

               (b) Global Custodian Contract between Registrant and Chase Manhattan Bank. (5)


               (c) Exhibit A, revised September 30, 2002, to the Master Custodian Agreement and the Global Custody Agreement. (14)

               (d) Amendment No. 1, dated September 30, 2002, to the Master Custodian Agreement with State Street Bank and Trust Company. (14)


            8  (a)  Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, dated April 14, 1994. (2)


               (b) Exhibit A, as revised January 1, 1995, to the Shareholder Servicing Agent Agreement between Registrant and MFS Service Center; filed herewith.

               (c) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust, dated April 14, 1994. (2)

               (d) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (1)

               (e) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administration Services Agreement. (15)


            9  (a)  Opinion and Consent of Counsel, dated October 11, 2001. (10)


               (b)  Legal Opinion Consent, dated April 25, 2003; filed herewith.


           10       Consent of Deloitte & Touche, LLP; filed herewith.

           11       Not Applicable.

           12       Investment Representation Letter. (2)

           13 Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, Amended and Restated April 30, 2002; filed herewith.


           14       Not Applicable.

           15       Plan Pursuant to Rule 18f-3 effective April 26, 2000. (7)

           16 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (6)

           Power of Attorney, dated January 1, 2002. (11) Power of Attorney, dated August 1, 2002. (16) Power of Attorney, dated September 18, 2002. (17) Power of Attorney, dated April 1, 2003. (13)

----------------------------

(1) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.

(3) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 51 filed with the SEC via EDGAR on January 28, 2002.

(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.

(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on February 23, 2001.

(8) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on March 30, 2001.

(9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on August 28, 2001.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on October 12, 2001.


(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on April 25, 2002.

(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on October 16, 2002.

(13) Incorporated by reference to MFS Series Trust I (File No. 333-104735) Registration Statement on Form N-14 filed on April 24, 2003.

(14) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on November 27, 2002.

(15) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(16) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

(17) Incorporated by reference to MFS Series Trust X (File Nos.33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 25.  INDEMNIFICATION

          Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited

Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS SERIES TRUST X (which has 18 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS International Equity Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has three series: MFS Union Standard Equity Fund, Vertex International Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Robert J. Manning, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. Parke is President and Chief Investment Officer, Mr. William Scott is Vice Chairman, Mr. Dello Russo is Executive Vice President and Chief Administrative Officer, Mr. Beaulieu is the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS, Joseph Lynch is the Assistant Treasurer of MFS and Robert Whelan is a Senior Vice President, Chief Financial Officer and Corporate Controller of MFS.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          Jeffrey L. Shames is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

          MFS/SUN LIFE SERIES TRUST

          C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          C. James Prieur is Chairman and Member of the Board of Managers, John
W. Ballen is president, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL FUNDS
          MFS MERIDIAN FUNDS

          Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, Richard
M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

          VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Jeffrey L. Shames and Kevin R. Parke are Directors. Mr. Shames is also the President. John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Robert Whelan is the

Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 12 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund, Value Fund and European Smaller Companies Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund, MFS Meridian Research International Fund and MFS Meridian Research Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Jeffrey L. Shames is a Director, Peter Laird is a Director and President, Steven E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          Jeffrey L. Shames, John W. Ballen, Peter D. Laird and Stephen E Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

          Jeffrey L. Shames, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Shames is also the President.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Chairman, Loretta Lenzner, Joe Trainer and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Jeffrey L. Shames is the Chairman, James V. Fitzgerald is the President and Director, Martin E. Beaulieu is a Director, Robert Leo is the Vice Chairman and Executive Vice President, Stephen E. Cavan is the Secretary, Robert
T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Jeffrey L. Shames is the Chairman. Joseph W. Dello Russo and Janet A. Clifford are Directors. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Joseph J. Trainor, Jeffrey L. Shames and John W. Ballen are Directors. Mr. Trainor is also the President, Kevin R. Parke is an Executive Vice President and Managing Director, Lisa M. Jones is an Executive Vice President and Managing Director of Institutional Sales, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          Jeffrey L. Shames is a Director, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Stephen E. Cavan, Joseph W. Dello Russo, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia, Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer and Robert T. Burns is the Clerk.

          MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

          Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

          Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Jeffrey L. Shames, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, Jeffrey L. Shames, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors. Mr. Ballen is the Chairman and Mr. Parke is the Chief Executive Officer & President, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert
T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

          Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors.

          NEW ENGLAND STREAMING MEDIA, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

          Jeffrey L. Shames, John W. Ballen, Joseph W. Dello Russo, Robert Whelan, Jeremiah Potts are Directors. Mr. Potts is the Chief Executive Officer.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart       Chairman, Sun Life Assurance Company of
                                    Canada, Sun Life Centre, 150 King Street
                                    West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                    Life)

          C. James Prieur         President and a Director, Sun Life Assurance
                                    Company of Canada, Sun Life Centre, 150 King
                                    Street West, Toronto, Ontario, Canada (Mr.
                                    Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                    Life)

          William W. Stinson      Director, Sun Life Assurance Company of
                                    Canada, Sun Life Centre, 150 King Street
                                    West, Toronto, Ontario, Canada; Director,
                                    United Dominion Industries Limited,
                                    Charlotte, N.C.; Director, PanCanadian
                                    Petroleum Limited, Calgary, Alberta;
                                    Director, LWT Services, Inc., Calgary
                                    Alberta; Director, Western Star Trucks,
                                    Inc., Kelowna, British Columbia; Director,
                                    Westshore Terminals Income Fund, Vancouver,
                                    British Columbia; Director (until 4/99),
                                    Canadian Pacific Ltd., Calgary, Alberta

          James C. Baillie        Counsel, Torys, Ontario, Canada; Chair,
                                    Independent Electricity Market Operator,
                                    Ontario, Canada; Chair, Corel Corporation,
                                    Ontario, Canada; Director, Sun Life
                                    Financial, Ontario Canada; Director, FPI
                                    Ltd., Newfoundland, Canada

ITEM 27.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                             ADDRESS
                      ----                             -------

          Massachusetts Financial Services          500 Boylston Street
           Company (investment adviser)             Boston, MA  02116

          MFS Fund Distributors, Inc.               500 Boylston Street
           (distributor)                            Boston, MA  02116

          State Street Bank & Trust                 225 Franklin Street
           Company (custodian)                      Boston, MA  02110

          MFS Service Center, Inc.                  2 Avenue de LaFayette
           (transfer agent)                         Boston, MA  02111-1738

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 2003.

                                 MFS VARIABLE INSURANCE TRUST

                                 By:     JAMES R. BORDEWICK, JR.
                                         ---------------------------------------
                                 Name:   James R. Bordewick, Jr.
                                 Title:  Assistant Clerk and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2003.

             SIGNATURE                                 TITLE
             ---------                                 -----

JEFFREY L. SHAMES*                       Chairman, President (Principal
----------------------------------       Executive Officer) and Trustee
Jeffrey L. Shames

KEVIN R. PARKE*                          Principal Executive Officer and Trustee
----------------------------------
Kevin R. Parke

RICHARD M. HISEY*                        Principal Financial Officer
----------------------------------       and Principal Accounting Officer
Richard M. Hisey

JOHN W. BALLEN*                          Trustee
----------------------------------
John W. Ballen

LAWRENCE H. COHN, M.D.*                  Trustee
----------------------------------
Lawrence H. Cohn, M.D.

WILLIAM R. GUTOW*                        Trustee
----------------------------------
William R. Gutow

J. ATWOOD IVES*                          Trustee
----------------------------------
J. Atwood Ives

ABBY M. O'NEILL*                         Trustee
----------------------------------
Abby M. O'Neill

LAWRENCE T. PERERA*                      Trustee
----------------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                       Trustee
----------------------------------
William J. Poorvu

J. DALE SHERRATT*                        Trustee
----------------------------------
J. Dale Sherratt

ELAINE R. SMITH*                         Trustee
----------------------------------
Elaine R. Smith

WARD SMITH*                              Trustee
----------------------------------
Ward Smith

                                         *By:    JAMES R. BORDEWICK, JR.
                                                 -------------------------------
                                         Name:   James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                         Executed by James R. Bordewick, Jr. on
                                         behalf of those indicated pursuant to
                                         a Power of Attorney dated January 1,
                                         2002 included in the Registrant's
                                         Post-Effective Amendment No. 17 filed
                                         with the SEC via EDGAR on April 25,
                                         2002, a Power of Attorney dated
                                         August 1, 2002, incorporated by
                                         reference to MFS Series Trust IX (File
                                         Nos. 2-50409 and 811-2464)
                                         Post-Effective Amendment No. 44 filed
                                         with the Securities and Exchange
                                         Commission via EDGAR on August 1,
                                         2002, a Power of Attorney dated
                                         September 18, 2002 incorporated by
                                         reference to MFS Series Trust X (File
                                         Nos. 33-1657 and 811-4492)
                                         Post-Effective Amendment No. 41
                                         filed with the SEC via EDGAR on
                                         September 27, 2002, and a Power of
                                         Attorney dated April 1, 2003,
                                         incorporated by reference to MFS
                                         Series Trust I (File No. 333-104735)
                                         Registration Statement on Form N-14
                                         filed with the SEC via EDGAR on
                                         April 24, 2003.

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                    PAGE NO.
-----------                   ----------------------                    --------

  1 (b)                   Amendment to the Declaration of
                           Trust, dated April 30, 2002, to
                           redesignate Global Governments
                           Series as Strategic Income
                           Series.

  8 (b)                  Exhibit A, as revised January 1,
                          1995, to the Shareholders
                          Servicing Agent Agreement
                          between Registrant and MFS
                          Service Center.

  9 (b)                  Legal Opinion Consent, dated
                          April 25, 2003.

 10                      Consent of Deloitte & Touche, LLP.

 13                      Distribution Plan pursuant to
                          Rule 12b-1 under the Investment
                          Company Act of 1940, effective
                          January 1, 1997, Amended and
                          Restated April 30, 2002.